(Fidelity Logo Graphic)(registered trademark)

Spartan®

Connecticut Municipal
Funds

and

Fidelity®
Connecticut Municipal
Money Market Fund

Annual Report

November 30, 2001

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Spartan Connecticut Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan Connecticut Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity Connecticut Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Connecticut Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan® CT Municipal Income	8.47%	32.01%	88.75%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	9.01%	34.52%	n/a*
Connecticut Municipal Debt Funds Average	8.12%	28.52%	86.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Connecticut 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Connecticut investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 27 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Income	8.47%	5.71%	6.56%
LB Connecticut 4 Plus Year Enhanced Municipal Bond	9.01%	6.11%	n/a*
Connecticut Municipal Debt Funds Average	8.12%	5.14%	6.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on November 30, 1991. As the chart shows, by November 30, 2001, the value of the investment would have grown to $18,875 - an 88.75% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,596 - a 95.96% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Connecticut Municipal Income Fund
Performance - continued

Total Return Components

	Years ended November 30,
	2001	2000	1999	1998	1997
Dividend returns	4.86%	5.30%	4.52%	4.92%	5.19%
Capital returns	3.61%	2.11%	-5.64%	2.28%	1.69%
Total returns	8.47%	7.41%	-1.12%	7.20%	6.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.16¢	25.97¢	52.72¢
Annualized dividend rate	4.35%	4.48%	4.59%
30-day annualized yield	3.53%	-	-
30-day annualized tax-equivalent yield	5.73%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.64 over the past one month, $11.57 over the past six months and $11.48 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.40% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Connecticut Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Ten interest-rate cuts by the Federal Reserve Board in the first 11 months of 2001, near-record levels of new issuance met by strong demand and attractively high tax-adjusted yields were all contributing factors to a strong year for the municipal bond market. During the 12-month period that ended November 30, 2001, the Lehman Brothers Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 8.75%. Year to date through November, municipal bond sales stood at $251 billion, approximately 40% ahead of 2000's total for the same time period. The one-year record for municipal bond issuance is $292 billion, set in 1993, according to Thompson Financial. Recovery bonds issued by the city and state of New York in the aftermath of the September 11 tragedy were a key part of the volume, while interest rates approaching 40-year lows prompted many state and local governments to retire older, more-expensive debt with new issues at lower rates. Munis did experience some bumps late in 2001, but for completely different reasons. The terrorist acts in September caused a rush to the security of Treasury bonds, and munis tailed off slightly in response. Then, in November, equities stole the spotlight as some indicators pointed to the potential first signs of an economic recovery, and investor dollars flowed into the stock markets.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Connecticut Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period that ended November 30, 2001, the fund had a total return of 8.47%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 8.12% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 9.01%.

Q. What factors affected the fund's performance?

A. Falling interest rates were the main factor driving the Connecticut municipal market's and the fund's gains during the past year. The Federal Reserve Board cut interest rates 10 times, initially in an effort to boost the economy and avert a recession. The three rate cuts that occurred after the events of September 11 were intended to reassure global investors and contain the severity of an economic downturn. Against the backdrop of falling interest rates, municipal bond yields generally declined and their prices - which move in the opposite direction of yields - typically rose. That said, there were definite periods - such as February, early spring and November - when bond yields actually drifted higher even as interest rates dropped. That volatility in bond yields stemmed from periodic evidence that the economy was on the mend, fueling temporary expectations that the Fed would cease cutting rates.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Against that somewhat volatile backdrop, which strategies worked in the fund's favor?

A. My approach to managing the fund's interest-rate sensitivity helped its performance given volatile bond yields. In keeping with Fidelity's approach, I managed the fund so that its interest-rate sensitivity was in line with the Connecticut market overall. Having too much or too little interest-rate sensitivity at the wrong time could have jeopardized returns. Rather than speculate over the direction of interest rates, I emphasized factors over which I have more control, such as security selection. Another factor that worked in the fund's favor was my cautious approach to credit quality.

Q. What do you mean by "cautious?"

A. By cautious I mean that I increased the fund's stake in higher-rated investment-grade bonds. As of November 30, 2001, nearly 96% of the fund's investments were in investment-grade bonds rated A or higher by Moody's Investors Service or Standard & Poors®. In addition, approximately half of its investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond issuer. By my analysis, lower-rated bonds didn't pay enough additional yield to compensate for their additional credit risk, especially given the overall weakness of the economy.

Q. What areas performed particularly well? Which were disappointments?

A. One area that was particularly strong was hospital bonds, thanks to improving financial trends in the health care industry overall. In contrast, the fund's resource recovery holdings - which made up 2% of the fund's net assets at the end of the period - detracted from performance as the industry struggled with asbestos-related issues.

Q. What's ahead for the Connecticut municipal market?

A. In November, the bond market was priced such that investors expected an economic rebound and higher interest rates in 2002. Whether that turns out to be the case remains uncertain; each day brings more contradictory evidence about the health of the economy. A sharp economic rebound could mean that rates spike higher, but continued weakness could mean that rates stabilize. One factor working in municipals' favor is that they currently are priced attractively relative to U.S. Treasuries. If investors embrace that value, I believe municipals could outpace Treasuries.

Q. Given that outlook, what are your plans for the fund?

A. A key factor I'll be watching is credit quality. Municipal issuers in Connecticut join their many counterparts across the rest of the country in having to wrestle with the effects of a slowing economy, rising costs and reduced tax receipts. As a result, I plan to remain very cautious, with a continued emphasis on high-quality bonds.

Annual Report

Spartan Connecticut Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income, exempt from federal and Connecticut personal income taxes

Fund number: 407

Trading symbol: FICNX

Start date: October 29, 1987

Size: as of November 30, 2001, more than $416 million

Manager: George Fischer, since 1996; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on Connecticut's credit quality:

"By the end of November 2001, Connecticut had officially fallen into a recession, according to the University of Connecticut's Center for Economic Analysis. The weak economy, the stock market sell-off and the events of September 11 have, in turn, put a strain on some Connecticut municipal bond issuers. Tax receipts have fallen as the economy slowed and expenditures have increased.

"Moody's Investors Service recently indicated that the credit outlook for the investment-grade rating of the state is stable. In making this judgement, Moody's cited Connecticut's conservative financial management practices that should allow it to weather economic cycles more successfully. The rating agency also noted that the state is well-positioned to respond to a slowing economy with revenue and spending adjustments as needed. As always, I'll maintain a close watch on credit-related developments, not only as they pertain to the state, but also the many other municipal bonds issuers that make up the Connecticut municipal bond market."

Annual Report

Spartan Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	39.1	36.2
Special Tax	12.2	13.5
Health Care	11.7	12.5
Escrowed/Pre-Refunded	10.7	7.5
Education	8.0	8.8
Average Years to Maturity as of November 30, 2001
		6 months ago
Years	12.8	13.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2001
6 months ago
Years	6.5	6.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of November 30, 2001	As of May 31, 2001
Aaa 66.7%	Aaa 67.5%
Aa, A 29.2%	Aa, A 25.3%
Baa 4.1%	Baa 4.4%
Short-term Investments 0.0%	Short-term Investments 2.8%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Connecticut Municipal Income Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Bonds - 99.4%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - 91.7%
Branford Gen. Oblig.:
5% 5/15/05 (MBIA Insured)	Aaa	$ 1,400,000	$ 1,484,826
5.25% 5/15/13 (MBIA Insured)	Aaa	500,000	536,325
7% 6/15/08 (FGIC Insured)	Aaa	500,000	584,795
7% 6/15/09 (FGIC Insured)	Aaa	500,000	591,760
Bridgeport Gen. Oblig.:
Series 2001 C:
5.375% 8/15/12 (FGIC Insured)	Aaa	3,290,000	3,533,921
5.375% 8/15/15 (FGIC Insured)	Aaa	1,070,000	1,128,572
Series A:
6% 9/1/03 (AMBAC Insured)	Aaa	2,000,000	2,118,300
6% 9/1/05 (AMBAC Insured)	Aaa	4,000,000	4,384,120
6% 7/15/11 (FGIC Insured)	Aaa	1,320,000	1,493,620
6.125% 7/15/15 (FGIC Insured)	Aaa	6,235,000	7,014,624
6.5% 9/1/07 (AMBAC Insured)	Aaa	2,290,000	2,603,089
Connecticut Arpt. Rev. (Bradley Int'l. Arpt. Proj.) Series A:
5.125% 10/1/31 (FGIC Insured) (d)	Aaa	6,750,000	6,574,905
5.25% 10/1/09 (FGIC Insured) (d)	Aaa	3,100,000	3,291,921
5.25% 10/1/10 (FGIC Insured) (d)	Aaa	3,390,000	3,594,349
5.25% 10/1/11 (FGIC Insured) (d)	Aaa	4,150,000	4,386,052
5.25% 10/1/12 (FGIC Insured) (d)	Aaa	4,075,000	4,271,700
Connecticut Clean Wtr. Fund Rev.:
Series 1991, 7% 1/1/11	Aaa	140,000	142,141
5.75% 3/1/07	Aaa	2,115,000	2,320,155
6% 10/1/12	Aaa	6,000,000	6,867,300
6.8% 7/1/05	Aaa	130,000	131,958
Connecticut Dev. Auth. Rev. (Hartford Civic Ctr. Proj.) Series A:
6% 11/15/07	A1	1,525,000	1,700,070
6% 11/15/08	A1	1,525,000	1,703,456
6% 11/15/09	A1	1,525,000	1,710,135
Connecticut Dev. Auth. Wtr. Facilities Rev. (Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (d)	Aaa	3,000,000	3,211,800
Connecticut Gen. Oblig.:
(College Savings Plan Proj.) Series B, 0% 11/1/09	Aa2	4,000,000	2,854,760
Series 1994 C, 6% 8/15/12 (Pre-Refunded to 8/15/04 @ 101) (e)	Aaa	7,500,000	8,198,175
Series 1997 D, 5.5% 12/1/07	Aa2	1,235,000	1,352,584
Series 1998 B, 5.5% 3/15/08	Aa2	3,850,000	4,191,726
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series 1999 B, 5.875% 11/1/16	Aa2	$ 4,550,000	$ 4,988,438
Series 2000 A:
6% 3/1/07	Aa2	7,000,000	7,779,380
6% 4/15/17	Aa2	5,840,000	6,473,056
Series 2000 C, 6.5% 11/1/07	Aa2	1,000,000	1,138,380
Series A:
5.25% 6/15/12 (FGIC Insured)	Aa2	1,975,000	2,102,486
5.25% 3/1/13	Aa2	1,500,000	1,571,190
6% 3/1/06	Aa2	2,700,000	2,975,886
Series B:
5.25% 6/15/07	Aa2	1,410,000	1,521,700
5.375% 6/15/13	Aa2	6,325,000	6,792,734
5.375% 6/15/18	Aa2	8,840,000	9,193,246
5.5% 11/1/17	Aa2	1,500,000	1,594,080
5.75% 11/1/10	Aa2	1,000,000	1,114,260
5.75% 6/15/12	Aa2	1,500,000	1,647,510
5.875% 6/15/17	Aa2	1,500,000	1,636,185
Series D:
5.125% 11/15/15	Aa2	10,000,000	10,378,200
5.125% 11/15/18	Aa2	5,000,000	5,097,100
Series E:
6% 3/15/12	Aa2	1,365,000	1,550,681
6% 3/15/12 (Escrowed to Maturity) (e)	Aa3	35,000	39,867
Connecticut Health & Edl. Facilities Auth. Rev.:
(Bristol Hosp. Proj.) Series A:
7% 7/1/09 (MBIA Insured)	Aaa	1,750,000	1,773,100
7% 7/1/20 (MBIA Insured)	Aaa	4,180,000	4,235,176
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	Aaa	4,695,000	4,913,411
(Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	Aaa	6,210,000	6,527,021
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28	AAA	2,500,000	2,503,975
5.2% 8/1/38	AAA	4,190,000	4,205,335
(Hosp. for Spl. Care Issue Proj.) Series B:
5.375% 7/1/17	Baa2	2,700,000	2,452,248
5.5% 7/1/27	Baa2	2,500,000	2,257,800
(Kent School Proj.) Series B:
5.1% 7/1/07 (MBIA Insured)	Aaa	265,000	279,625
5.25% 7/1/08 (MBIA Insured)	Aaa	305,000	321,882
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Loomis Chaffee School Proj.):
Series C, 5.5% 7/1/26 (MBIA Insured)	Aaa	$ 1,430,000	$ 1,465,378
Series E, 5% 7/1/25	A2	1,000,000	977,550
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (e)	Aaa	3,195,000	3,968,414
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	Aaa	1,940,000	2,090,738
(New Britain Memorial Hosp. Proj.) Series A, 7.75% 7/1/22 (Pre-Refunded to 7/1/02 @ 102) (e)	AAA	6,500,000	6,845,800
(Quinnipiac College Proj.) Series D:
6% 7/1/13	BBB	1,300,000	1,317,875
6% 7/1/23	BBB	940,000	948,225
(Sacred Heart Univ. Proj.):
Series A, 6.85% 7/1/22, LOC Fleet Nat'l. Bank, Providence (Pre-Refunded to 7/1/02 @ 102) (e)	Baa3	1,000,000	1,047,510
Series C:
6% 7/1/06 (Escrowed to Maturity) (e)	Baa3	190,000	209,650
6.5% 7/1/16 (Pre-Refunded to 7/1/06 @ 102) (e)	Baa3	3,020,000	3,447,028
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	Aaa	4,050,000	4,282,106
6.5% 7/1/11 (AMBAC Insured)	Aaa	3,280,000	3,837,141
6.5% 7/1/13 (AMBAC Insured)	Aaa	3,125,000	3,679,969
(Trinity College Issue Prog.) Series E, 5.875% 7/1/26 (MBIA Insured)	Aaa	3,500,000	3,703,175
(Veterans Memorial Med. Ctr. Proj.) Series A:
5.5% 7/1/26 (MBIA Insured)	Aaa	3,770,000	3,859,010
6.25% 7/1/05 (MBIA Insured)	Aaa	2,265,000	2,493,176
(Yale Univ. Proj.) 5.929% 6/10/30	Aaa	10,400,000	10,680,901
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. (Family Ed. Ln. Prog.) Series A:
5.5% 11/15/09 (d)	A1	960,000	1,025,731
7.2% 11/15/10 (d)	A1	610,000	623,786
Connecticut Hsg. Fin. Auth. Rev. (Hsg. Mtg. Fin. Prog.) Series B, 6.2% 5/15/12	Aaa	2,500,000	2,593,825
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A:
6% 1/1/04 (MBIA Insured)	Aaa	1,790,000	1,903,003
6% 1/1/05 (MBIA Insured)	Aaa	1,880,000	2,034,536
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A: - continued
6% 1/1/06 (MBIA Insured)	Aaa	$ 2,000,000	$ 2,190,440
Connecticut Resource Recovery Auth. Resource Recovery Rev.:
(Bridgeport Resco Co. LP Proj.):
5.375% 1/1/06 (MBIA Insured)	Aaa	500,000	535,245
5.5% 1/1/08 (MBIA Insured)	Aaa	1,000,000	1,080,560
(Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (d)	Aaa	3,000,000	3,086,190
5.5% 11/15/09 (MBIA Insured) (d)	Aaa	2,000,000	2,157,600
Connecticut Resources Recovery Auth. (Mid-Connecticut Sys. Proj.) Series A, 5.25% 11/15/08 (MBIA Insured)	Aaa	3,300,000	3,553,572
Connecticut Spl. Assessment Second Injury Fund Series 2000 A, 5.125% 1/1/13 (FSA Insured)	Aaa	2,000,000	2,102,740
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series 1996 B, 5.4% 10/1/10 (MBIA Insured) (Pre-Refunded to 10/1/06 @ 101) (e)	Aaa	4,545,000	4,988,819
Series 1996 C, 6% 10/1/08 (MBIA Insured)	Aaa	1,000,000	1,120,870
Series A:
5.125% 9/1/05	Aa3	2,250,000	2,370,668
5.5% 11/1/06 (FSA Insured)	Aaa	1,000,000	1,091,920
7.125% 6/1/10	Aaa	3,550,000	4,260,923
Series B:
0% 6/1/08	Aa3	3,500,000	2,671,620
5.5% 11/1/07 (FSA Insured)	Aaa	7,300,000	7,998,172
6.125% 9/1/12	Aa3	5,115,000	5,869,002
6.15% 9/1/09	Aa3	1,500,000	1,702,290
6.5% 10/1/07 (Escrowed to Maturity) (e)	Aaa	2,250,000	2,584,733
6.5% 10/1/10	Aa3	3,400,000	3,961,612
6.5% 10/1/12	Aa3	7,100,000	8,376,864
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (d)	BBB	1,000,000	1,012,320
Meriden Gen. Oblig.:
6.25% 8/1/05 (FGIC Insured)	Aaa	1,500,000	1,659,855
6.25% 8/1/06 (FGIC Insured)	Aaa	2,000,000	2,236,340
Naugatuck Gen. Oblig.:
7.25% 9/1/04 (MBIA Insured)	Aaa	215,000	239,381
7.4% 9/1/07 (MBIA Insured)	Aaa	370,000	437,817
7.4% 9/1/08 (MBIA Insured)	Aaa	370,000	443,175
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	Aaa	$ 2,000,000	$ 2,276,560
6% 4/15/07 (AMBAC Insured)	Aaa	1,615,000	1,788,709
6% 2/1/12 (MBIA Insured)	Aaa	400,000	454,952
7% 4/1/07 (MBIA Insured)	Aaa	580,000	668,206
7% 4/1/08 (MBIA Insured)	Aaa	580,000	675,584
New Haven Gen. Oblig.:
Series A, 6% 8/1/05 (FGIC Insured)	Aaa	3,410,000	3,744,180
6% 2/15/05 (FGIC Insured)	Aaa	1,650,000	1,792,280
7% 2/15/03 (FGIC Insured)	Aaa	1,000,000	1,053,430
7% 2/15/04 (FGIC Insured)	Aaa	1,150,000	1,249,222
7% 2/15/05 (FGIC Insured)	Aaa	750,000	836,085
Newtown Gen. Oblig. 6% 6/15/06 (MBIA Insured)	Aaa	785,000	867,260
North Thompsonville Fire District #10:
6.75% 6/1/07 (MBIA Insured)	Aaa	180,000	206,435
6.75% 6/1/08 (MBIA Insured)	Aaa	190,000	219,952
6.75% 6/1/09 (MBIA Insured)	Aaa	200,000	234,050
6.75% 6/1/10 (MBIA Insured)	Aaa	215,000	253,876
6.75% 6/1/11 (MBIA Insured)	Aaa	230,000	274,031
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 11:
5.625% 8/1/05 (FGIC Insured)	Aaa	4,000,000	4,268,600
5.75% 8/1/12 (FGIC Insured)	Aaa	5,000,000	5,328,900
Stamford Gen. Oblig.:
5.25% 7/15/12	Aaa	5,000,000	5,299,800
6.25% 2/15/03	Aaa	1,725,000	1,805,385
6.25% 2/15/05	Aaa	535,000	587,387
6.6% 1/15/07	Aaa	295,000	336,483
6.6% 1/15/08	Aaa	1,480,000	1,704,782
6.6% 1/15/09	Aaa	1,000,000	1,165,640
Stamford Hsg. Auth. Multifamily Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (c)(d)	A3	6,000,000	5,982,300
Stratford Gen. Oblig. 7% 6/15/08 (FGIC Insured)	Aaa	500,000	584,795
Suffield Gen. Oblig.:
5.125% 6/15/13 (MBIA Insured)	Aaa	1,000,000	1,052,280
5.125% 6/15/14 (MBIA Insured)	Aaa	1,335,000	1,396,330
Univ. of Connecticut Series A:
5.375% 4/1/15	Aa2	1,400,000	1,486,212
5.375% 4/1/16	Aa2	4,475,000	4,722,647
5.75% 11/15/29 (FGIC Insured)	Aaa	6,850,000	7,334,227
6% 11/15/25 (FGIC Insured)	Aaa	4,000,000	4,379,000
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Connecticut - continued
West Hartford Gen. Oblig.:
5% 7/15/11	Aaa	$ 1,500,000	$ 1,564,350
6.5% 7/15/05	Aaa	2,000,000	2,237,080
6.5% 7/15/06	Aaa	2,000,000	2,271,840
Wolcott Gen. Oblig.:
7% 6/15/09 (FGIC Insured)	Aaa	445,000	526,666
7% 6/15/10 (FGIC Insured)	Aaa	440,000	525,941
Woodstock Spl. Oblig. Rev. (Woodstock Academy Proj.) 7% 3/1/08 (AMBAC Insured)	Aaa	725,000	739,768
			381,703,571
Puerto Rico - 7.7%
Puerto Rico Commonwealth Gen. Oblig.:
5.5% 7/1/11 (FGIC Insured) (b)	Aaa	4,600,000	5,008,434
5.75% 7/1/26 (MBIA Insured) (Pre-Refunded to 7/1/10 @ 100) (e)	Aaa	5,700,000	6,497,601
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	Aaa	2,750,000	2,728,523
Series V, 6.625% 7/1/12	Baa1	1,750,000	1,811,793
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	1,500,000	1,584,600
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series A, 4.75% 7/1/38 (MBIA Insured)	Aaa	1,000,000	937,820
Series B, 6% 7/1/31	Baa1	2,250,000	2,461,635
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (e)	Aaa	6,215,000	6,484,855
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series AA, 5.375% 7/1/14 (MBIA Insured)	Aaa	3,250,000	3,430,895
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	Aaa	1,250,000	1,306,013
			32,252,169
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $393,600,706)	413,955,740
NET OTHER ASSETS - 0.6%	2,380,819
NET ASSETS - 100%	$ 416,336,559
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	92.6%	AAA, AA, A	94.2%
Baa	3.3%	BBB	4.2%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	39.1%
Special Tax	12.2
Health Care	11.7
Escrowed/Pre-Refunded	10.7
Education	8.0
Transportation	6.1
Water & Sewer	5.3
Others* (individually less than 5%)	6.9
100.0%
* Includes net other assets

Purchases and sales of securities, other than short-term securities, aggregated $136,980,630 and $63,943,422, respectively.
The market value of futures contracts opened and closed during the period amounted to $3,550,522 and $7,262,552, respectively.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $393,600,706. Net unrealized appreciation aggregated $20,355,034, of which $21,768,641 related to appreciated investment securities and $1,413,607 related to depreciated investment securities.

The fund hereby designates approximately $61,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended November 30, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 8.80% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $393,600,706) - See accompanying schedule		$ 413,955,740
Cash		1,970,841
Receivable for fund shares sold		93,817
Interest receivable		5,958,753
Other receivables		11,633
Total assets		421,990,784
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 4,890,628
Payable for fund shares redeemed	129,897
Distributions payable	437,677
Accrued management fee	133,555
Other payables and accrued expenses	62,468
Total liabilities		5,654,225
Net Assets		$ 416,336,559
Net Assets consist of:
Paid in capital		$ 393,901,562
Undistributed net investment income		32,169
Accumulated undistributed net realized gain (loss) on investments		2,047,794
Net unrealized appreciation (depreciation) on investments		20,355,034
Net Assets, for 36,181,213 shares outstanding		$ 416,336,559
Net Asset Value, offering price and redemption price per share ($416,336,559 ÷ 36,181,213 shares)		$11.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 19,473,967
Expenses
Management fee	$ 1,471,072
Transfer agent fees	269,630
Accounting fees and expenses	118,979
Non-interested trustees' compensation	1,678
Custodian fees and expenses	6,526
Registration fees	28,422
Audit	30,640
Legal	4,619
Miscellaneous	374
Total expenses before reductions	1,931,940
Expense reductions	(329,886)	1,602,054
Net investment income		17,871,913
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,165,161
Futures contracts	247,288	3,412,449
Change in net unrealized appreciation (depreciation) on:
Investment securities	9,246,013
Futures contracts	(73,539)	9,172,474
Net gain (loss)		12,584,923
Net increase (decrease) in net assets resulting from operations		$ 30,456,836

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 17,871,913	$ 16,559,937
Net realized gain (loss)	3,412,449	(503,229)
Change in net unrealized appreciation (depreciation)	9,172,474	7,062,730
Net increase (decrease) in net assets resulting from operations	30,456,836	23,119,438
Distributions to shareholders From net investment income	(17,861,311)	(16,597,375)
From net realized gain	(31,389)	-
Total distributions	(17,892,700)	(16,597,375)
Share transactions Net proceeds from sales of shares	95,376,864	54,643,783
Reinvestment of distributions	12,759,252	11,897,349
Cost of shares redeemed	(51,554,112)	(72,012,949)
Net increase (decrease) in net assets resulting from share transactions	56,582,004	(5,471,817)
Redemption fees	5,865	21,396
Total increase (decrease) in net assets	69,152,005	1,071,642
Net Assets
Beginning of period	347,184,554	346,112,912
End of period (including undistributed net investment income of $32,169 and $13,583, respectively)	$ 416,336,559	$ 347,184,554
Other Information Shares
Sold	8,290,563	5,009,609
Issued in reinvestment of distributions	1,111,235	1,091,583
Redeemed	(4,480,086)	(6,657,632)
Net increase (decrease)	4,921,712	(556,440)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.110	$ 10.880	$ 11.580	$ 11.420	$ 11.240
Income from Investment Operations Net investment income	.527 B	.549 B	.526	.541	.559
Net realized and unrealized gain (loss)	.401	.233	(.651)	.260	.190
Total from investment operations	.928	.782	(.125)	.801	.749
Less Distributions
From net investment income	(.527)	(.553)	(.526)	(.541)	(.559)
From net realized gain	(.001)	-	(.029)	(.100)	(.010)
In excess of net realized gain	-	-	(.021)	-	-
Total distributions	(.528)	(.553)	(.576)	(.641)	(.569)
Redemption fees added to paid in capital	.000	.001	.001	.000	.000
Net asset value, end of period	$ 11.510	$ 11.110	$ 10.880	$ 11.580	$ 11.420
Total Return A	8.47%	7.41%	(1.12)%	7.20%	6.88%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.51%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.50%	.51%	.55%	.55%	.55%
Expenses net of all reductions	.41%	.42%	.49%	.54%	.55%
Net investment income	4.59%	5.04%	4.69%	4.71%	4.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 416,337	$ 347,185	$ 346,113	$ 373,433	$ 341,633
Portfolio turnover rate	17%	27%	23%	8%	12%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Money Market	2.47%	15.77%	32.98%
Connecticut Tax-Free Money Market Funds Average	2.20%	14.28%	29.72%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 10 money market funds.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan CT Municipal Money Market	2.47%	2.97%	2.89%
Connecticut Tax-Free Money Market Funds Average	2.20%	2.70%	2.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

Spartan Connecticut Municipal Money Market Fund

Yields

	12/3/01	9/3/01	5/28/01	2/26/01	11/27/00
Spartan Connecticut Municipal Money Market Fund	1.21%	1.72%	2.56%	2.96%	3.69%

Connecticut Tax-Free Money Market Funds Average	1.07%	1.54%	2.27%	2.66%	3.31%

Spartan Connecticut Municipal Money Market Fund - Tax-equivalent	1.98%	2.78%	4.17%	4.79%	5.97%

Portion of fund's income subject to state taxes	19.71%	8.54%	8.14%	14.98%	22.96%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.40%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan Connecticut Municipal Money Market Fund

Fund Talk: The Manager's Overview

An interview with Kim Miller, Portfolio Manager of Spartan Connecticut Municipal Money Market Fund

Q. Kim, what was the investment environment like during the 12 months that ended November 30, 2001?

A. We witnessed a continued decline in interest rates, as the Federal Reserve Board tried to keep the U.S. economy from sliding into recession. The Fed cut the benchmark federal funds rate a total of 10 times during the first 11 months of 2001. The first five cuts came in increments of 0.50 percentage points, and were followed by cuts of 0.25 percentage points in June and again in August. By early September, some in the market anticipated that the Fed was nearing the end of its most recent rate-easing cycle. However, the situation changed dramatically in the aftermath of the terrorist attacks on September 11. With the economy coming to a virtual standstill, it was clear that a recession was imminent. In response, the Fed sought to buoy the economy by implementing three additional rate cuts of 0.50 percentage points, one on September 17 when the markets reopened and again at its meetings in October and November. All told, the Fed reduced the target rate from 6.50% at the beginning of the period to 2.00% by the end of November 2001.

Q. How did municipal money market securities fare as these developments unfolded?

A. Municipal money market yields remained attractive relative to taxable alternatives; municipal yields tend to fall more slowly than taxable investments in a declining interest-rate environment. Despite the low interest rates they offered, the asset base of most municipal money market funds remained relatively stable due to ongoing difficulties in other asset classes.

Q. What kind of approach was taken with the fund?(Portfolio Manager photograph)

A. Given the trend of declining interest rates through most of the period, we looked to lengthen the average maturity of the fund. The intention was to lock in attractive yields before rates declined by investing in longer-term, fixed-rate notes. However, from time to time new capital coming into the fund shortened its average maturity. In addition, the typically constrained supply of new issuance in the Connecticut market was pounced upon quickly by eager buyers, so we were aggressive in securing new deals when they came to market. More recently, with the future direction of interest rates becoming more uncertain, I've looked to bring the fund's average maturity to a more neutral level relative to its peers by investing less in longer-term fixed-rate paper. Finally, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut income tax. Although more of shareholders' income will be taxable than if we had exclusively purchased Conneticut obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2001, was 1.25%, compared to 3.65% 12 months ago. The more recent seven-day yield was the equivalent of a 2.04% taxable rate of return for Connecticut investors in the 38.40% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2001, the fund's 12-month total return was 2.47%, compared to 2.20% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Kim?

A. The economy appears vulnerable on a number of different levels. I believe the Fed will need to implement additional rate cuts in order to deal with these difficulties. However, with rates already so low, the Fed has the ability to pursue its current monetary policy only so much further. I think we'll need time to see how the cuts affect the economy. A positive development was the U.S. Treasury's recent decision to cease the issuance of the 30-year Treasury bond, a move I believe will stimulate the economy by bringing long-term interest rates down. That action, along with the rate decreases already implemented by the Fed, should reduce the possibility, pressure or need for the Fed to pursue a significant number of additional short-term rate cuts.

Note to shareholders: On September 20, 2001, the Board of Trustees of Spartan Connecticut Municipal Money Market Fund agreed to present a proposal to shareholders to merge the fund into Fidelity Connecticut Municipal Money Market Fund. If the proposal is approved, the merger will occur on or about March 25, 2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 425

Trading symbol: SPCXX

Start date: March 4, 1991

Size: as of November 30, 2001, more than $208 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Spartan Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/01	% of fund's investments 5/31/01	% of fund's investments 11/30/00
0 - 30	77.1	76.2	69.9
31 - 90	1.9	11.6	10.4
91 - 180	8.0	6.0	5.0
181 - 397	13.0	6.2	14.7
Weighted Average Maturity
	11/30/01	5/31/01	11/30/00
Spartan Connecticut Municipal Money Market Fund	52 Days	37 Days	55 Days
Connecticut Municipal Money Market Funds Average *	41 Days	36 Days	50 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2001	As of May 31, 2001
Variable Rate Demand Notes (VRDNs) 53.1%	Variable Rate Demand Notes (VRDNs) 66.5%
Commercial Paper (including CP Mode) 2.1%	Commercial Paper (including CP Mode) 3.3%
Tender Bonds 1.2%	Tender Bonds 4.3%
Municipal Notes 15.2%	Municipal Notes 16.1%
Municipal Money Market Funds 19.1%	Municipal Money Market Funds 6.0%
Other Investments and Net Other Assets 9.3%	Other Investments and Net Other Assets 3.8%

*Source: iMoneyNet, Inc.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Securities - 98.1%
	Principal Amount	Value (Note 1)
Connecticut - 77.3%
Andover Gen. Oblig. BAN 2.65% 2/28/02	$ 1,500,000	$ 1,501,447
Bethel Gen. Oblig. BAN 3% 7/5/02	4,500,000	4,512,978
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 1.6% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	1,285,000	1,285,000
Series BS 01 129, 1.45% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	4,415,000	4,415,000
Connecticut Dev. Auth. Arpt. Facility Rev. (Bradley Arpt. Hotel Proj.):
Series 1997 A, 1.4%, LOC KBC Bank NV, VRDN (a)	1,000,000	1,000,000
Series 1997 B, 1.4%, LOC J.P. Morgan Chase Bank, VRDN (a)	1,000,000	1,000,000
Series 1997 C, 1.4%, LOC Fleet Nat'l. Bank, VRDN (a)	370,000	370,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.) Series 1990, 1.25%, LOC J.P. Morgan Chase Bank, VRDN (a)	6,100,000	6,100,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Rojo Enterprises LLC Proj.) 1.35%, LOC Fleet Bank NA, VRDN (a)	900,000	900,000
(W.E. Bassett Co. Proj.) Series 1986, 2.05%, LOC Fleet Bank NA, VRDN (a)(d)	600,000	600,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999, 1.95% tender 2/11/02, CP mode	1,600,000	1,600,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 1.35% (AMBAC Insured) (BPA Bank of New York NA), VRDN (a)(d)	8,000,000	8,000,000
Connecticut Gen. Oblig.:
Bonds:
Series A:
6% 5/15/02	1,320,000	1,345,577
6.1% 3/15/02	1,000,000	1,008,710
Series B, 4% 6/15/02	4,600,000	4,635,116
Series D, 3% 11/15/02	8,375,000	8,478,518
Participating VRDN:
Series MSDW 00 373, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	3,200,000	3,200,000
Series MSDW 00 514, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,300,000	2,300,000
Series MSDW 01 529, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	8,000,000	8,000,000
Series PA 888R, 1.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,995,000	4,995,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Participating VRDN:
Series Putters 190, 1.37% (Liquidity Facility J.P. Morgan Chase Bank) (a)(e)	$ 2,345,000	$ 2,345,000
Connecticut Health & Edl. Facilities Auth. Rev. Bonds (Yale Univ. Proj.) Series S1, 2.1% tender 12/12/01, CP mode	2,700,000	2,700,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series BA 98 G2, 1.39% (Liquidity Facility Bank of America NA) (a)(d)(e)	3,800,000	3,800,000
Series BA 99 D, 1.39% (Liquidity Facility Bank of America NA) (a)(d)(e)	4,100,000	4,100,000
Series Merlots 97 L, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	1,370,000	1,370,000
Series PA 880 R, 1.35% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	4,570,000	4,570,000
Series PA 932 R, 1.35% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,700,000	2,700,000
Series PT 81, 1.35% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	3,400,000	3,400,000
(Hsg. Mtg. Fin. Prog.) Series 1990 D, 1.75%, VRDN (a)(d)	2,500,000	2,500,000
Connecticut Spl. Tax Oblig. Rev.:
Participating VRDN:
Putters 01 168, 1.37% (Liquidity Facility J.P. Morgan Chase Bank) (a)(e)	3,735,000	3,735,000
Series BS 01 164 Class A, 1.6% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	2,400,000	2,400,000
Series PA 925, 1.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	3,000,000	3,000,000
(Trans. Infrastructure Proj.) Series 1, 1.25%, LOC Commerzbank AG, VRDN (a)	14,180,000	14,180,000
Series 2000 1, 1.5% (FGIC Insured), VRDN (a)	17,000,000	17,000,000
Danbury Gen. Oblig. BAN 2.85% 2/7/02	750,000	750,273
Danbury Hsg. Auth. 1.32%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	2,400,000	2,400,000
East Haven Gen. Oblig. BAN 4.5% 12/13/01	1,600,000	1,600,136
East Lyme Gen. Oblig. BAN 3.1% 8/9/02	3,000,000	3,011,264
Farmington Gen. Oblig. BAN 3.25% 3/26/02	4,200,000	4,203,331
North Haven Gen. Oblig. BAN 3.5% 6/15/02	1,500,000	1,507,248
Redding Gen. Oblig. BAN 3% 8/20/02	1,065,000	1,068,503
Reg'l. School District #8 BAN 3.4% 5/2/02	3,000,000	3,006,063
Reg'l. School District #9 BAN 3.2% 5/21/02	3,700,000	3,707,926
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Shelton Gen. Oblig. BAN 2.25% 6/27/02	$ 1,395,000	$ 1,397,837
Weston Gen. Oblig. BAN 3.25% 8/1/02	1,985,000	1,993,759
Wolcott Gen. Oblig. BAN 2.9% 3/15/02	3,100,000	3,102,795
		160,796,481
Puerto Rico - 1.7%
Puerto Rico Commonwealth Gen. Oblig.:
Bonds Series PA 843R, 2.65%, tender 12/6/01 (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)(f)	2,600,000	2,600,000
Participating VRDN Series Merlots 01 A107, 1.42% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	1,000,000	1,000,000
		3,600,000
	Shares
Other - 19.1%
Fidelity Municipal Cash Central Fund, 1.57% (b)(c)	39,835,426	39,835,426
TOTAL INVESTMENT PORTFOLIO - 98.1%		204,231,907
NET OTHER ASSETS - 1.9%		3,853,569
NET ASSETS - 100%		$ 208,085,476
Total Cost for Income Tax Purposes $ 204,231,907
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Puerto Rico Commonwealth Gen. Oblig. Bonds Series PA 843R, 2.65%, tender 12/6/01 (Liquidity Facility Merrill Lynch & Co., Inc.)	6/12/01	$ 2,600,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,600,000 or 1.2% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 18.56% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund

Financial Statements

|

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 204,231,907
Cash		3,119,818
Receivable for fund shares sold		104,667
Interest receivable		904,379
Other receivables		14,108
Total assets		208,374,879
Liabilities
Payable for fund shares redeemed	$ 172,754
Distributions payable	29,512
Accrued management fee	86,553
Other payables and accrued expenses	584
Total liabilities		289,403
Net Assets		$ 208,085,476
Net Assets consist of:
Paid in capital		$ 208,048,572
Accumulated net realized gain (loss) on investments		36,904
Net Assets, for 208,048,570 shares outstanding		$ 208,085,476
Net Asset Value, offering price and redemption price per share ($208,085,476 ÷ 208,048,570 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 6,083,819
Expenses
Management fee	$ 1,048,504
Non-interested trustees' compensation	756
Total expenses before reductions	1,049,260
Expense reductions	(76,395)	972,865
Net investment income		5,110,954
Net Realized Gain (Loss) on Investments		39,449
Net increase in net assets resulting from operations		$ 5,150,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 5,110,954	$ 6,518,966
Net realized gain (loss)	39,449	35
Net increase (decrease) in net assets resulting from operations	5,150,403	6,519,001
Distributions to shareholders from net investment income	(5,110,954)	(6,518,966)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	162,911,144	187,696,431
Reinvestment of distributions from net investment income	4,272,611	5,492,004
Cost of shares redeemed	(165,711,119)	(180,859,747)
Net increase (decrease) in net assets and shares resulting from share transactions	1,472,636	12,328,688
Total increase (decrease) in net assets	1,512,085	12,328,723
Net Assets
Beginning of period	206,573,391	194,244,668
End of period	$ 208,085,476	$ 206,573,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.024	.035	.027	.030	.031
Less Distributions
From net investment income	(.024)	(.035)	(.027)	(.030)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	2.47%	3.51%	2.70%	3.05%	3.12%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.46%	.49%	.49%	.49%	.50%
Net investment income	2.43%	3.46%	2.67%	3.00%	3.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 208,085	$ 206,573	$ 194,245	$ 190,039	$ 163,647

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	2.44%	15.40%	31.28%
Connecticut Tax-Free Money Market Funds Average	2.20%	14.28%	29.72%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 10 money market funds.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity CT Municipal Money Market	2.44%	2.91%	2.76%
Connecticut Tax-Free Money Market Funds Average	2.20%	2.70%	2.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Performance - continued

Yields

	12/3/01	9/3/01	5/28/01	2/26/01	11/27/00
Fidelity Connecticut Municipal Money Market Fund	1.13%	1.78%	2.52%	2.90%	3.69%

Connecticut Tax-Free Money Market Funds Average	1.07%	1.54%	2.27%	2.66%	3.31%

Fidelity Connecticut Municipal Money Market Fund - Tax-equivalent	1.85%	2.90%	4.09%	4.72%	5.97%

Portion of fund's income subject to state taxes	21.56%	5.22%	0.69%	23.95%	18.26%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.40%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity Connecticut Municipal Money Market Fund

|

Fund Talk: The Manager's Overview

An interview with Kim Miller, Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund

Q. Kim, what was the investment environment like during the 12 months that ended November 30, 2001?

A. We witnessed a continued decline in interest rates, as the Federal Reserve Board tried to keep the U.S. economy from sliding into recession. The Fed cut the benchmark federal funds rate a total of 10 times during the first 11 months of 2001. The first five cuts came in increments of 0.50 percentage points, and were followed by cuts of 0.25 percentage points in June and again in August. By early September, some in the market anticipated that the Fed was nearing the end of its most recent rate-easing cycle. However, the situation changed dramatically in the aftermath of the terrorist attacks on September 11. With the economy coming to a virtual standstill, it was clear that a recession was imminent. In response, the Fed sought to buoy the economy by implementing three additional rate cuts of 0.50 percentage points, one on September 17 when the markets reopened and again at its meetings in October and November. All told, the Fed reduced the target rate from 6.50% at the beginning of the period to 2.00% by the end of November 2001.

Q. How did municipal money market securities fare as these developments unfolded?

A. Municipal money market yields remained attractive relative to taxable alternatives; municipal yields tend to fall more slowly than taxable investments in a declining interest-rate environment. Despite the low interest rates they offered, the asset base of most municipal money market funds remained relatively stable due to ongoing difficulties in other asset classes.

Q. What kind of approach was taken with the fund?(Portfolio Manager photograph)

A. Given the trend of declining interest rates through most of the period, we looked to lengthen the average maturity of the fund. The intention was to lock in attractive yields before rates declined by investing in longer-term, fixed-rate notes. However, from time to time new capital coming into the fund shortened its average maturity. In addition, the typically constrained supply of new issuance in the Connecticut market was pounced upon quickly by eager buyers, so we were aggressive in securing new deals when they came to market. More recently, with the future direction of interest rates becoming more uncertain, I've looked to bring the fund's average maturity to a more neutral level relative to its peers by investing less in longer-term fixed-rate paper. Finally, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on Connecticut obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to Connecticut income tax. Although more of shareholders' income will be taxable than if we had exclusively purchased Connecticut obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2001, was 1.17%, compared to 3.63% 12 months ago. The more recent seven-day yield was the equivalent of a 1.91% taxable rate of return for Connecticut investors in the 38.40% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2001, the fund's 12-month total return was 2.44%, compared to 2.20% for the Connecticut tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Kim?

A. The economy appears vulnerable on a number of different levels. I believe the Fed will need to implement additional rate cuts in order to deal with these difficulties. However, with rates already so low, the Fed has the ability to pursue its current monetary policy only so much further. I think we'll need time to see how the cuts affect the economy. A positive development was the U.S. Treasury's recent decision to cease the issuance of the 30-year Treasury bond, a move I believe will stimulate the economy by bringing long-term interest rates down. That action, along with the rate decreases already implemented by the Fed, should reduce the possibility, pressure or need for the Fed to pursue a significant number of additional short-term rate cuts.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income exempt from federal and, to the extent possible, from Connecticut personal income tax, while maintaining share price stability by investing in high-quality, short-term Connecticut municipal money market securities

Fund number: 418

Trading symbol: FCMXX

Start date: August 29, 1989

Size: as of November 30, 2001, more than $807 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/01	% of fund's investments 5/31/01	% of fund's investments 11/30/00
0 - 30	81.4	70.9	70.6
31 - 90	3.1	13.8	9.1
91 - 180	8.4	7.9	5.9
181 - 397	7.1	7.4	14.4
Weighted Average Maturity
	11/30/01	5/31/01	11/30/00
Fidelity Connecticut Municipal Money Market Fund	39 Days	45 Days	55 Days
Connecticut Municipal Money Market Funds Average *	41 Days	36 Days	50 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2001	As of May 31, 2001
Variable Rate Demand Notes (VRDNs) 56.5%	Variable Rate Demand Notes (VRDNs) 63.3%
Commercial Paper (including CP Mode) 3.5%	Commercial Paper (including CP Mode) 4.7%
Tender Bonds 1.8%	Tender Bonds 4.5%
Municipal Notes 13.1%	Municipal Notes 18.9%
Municipal Money Market Funds 18.3%	Municipal Money Market Funds 3.7%
Other Investments and Net Other Assets 6.8%	Other Investments and Net Other Assets 4.9%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Securities - 97.5%
	Principal Amount	Value (Note 1)
Connecticut - 77.2%
Bethel Gen. Oblig. BAN 3% 7/5/02	$ 4,400,000	$ 4,412,689
Connecticut Arpt. Rev. Participating VRDN:
Series BS 01 128, 1.6% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)(f)	5,000,000	5,000,000
Series BS 01 129, 1.45% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)(f)	13,500,000	13,500,000
Connecticut Clean Wtr. Fund Rev. Participating VRDN:
Series Putters 206, 1.37% (Liquidity Facility J.P. Morgan Chase Bank) (b)(f)	2,745,000	2,745,000
Series ROC II R90, 1.34% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	5,665,000	5,665,000
Connecticut Dev. Auth. Arpt. Facility Rev.:
(Bradley Arpt. Hotel Proj.):
Series 1997 A, 1.4%, LOC KBC Bank NV, VRDN (b)	3,400,000	3,400,000
Series 1997 C, 1.4%, LOC Fleet Nat'l. Bank, VRDN (b)	730,000	730,000
(Learjet, Inc. Proj.) 1.65%, LOC Bank of America NA, VRDN (b)(e)	3,100,000	3,100,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 1.25%, LOC J.P. Morgan Chase Bank, VRDN (b)	3,500,000	3,500,000
Series 1999, 1.25%, LOC Dexia Cr. Local de France, VRDN (b)	4,170,000	4,170,000
Connecticut Dev. Auth. Indl. Dev. Rev.:
(Cap. District Energy Ctr. Proj.) Series 1998, 1.35%, LOC Fleet Nat'l. Bank, VRDN (b)(e)	6,600,000	6,600,000
(Lapham Hickey Steel Corp. Proj.) 1.55%, LOC Harris Trust & Savings Bank, Chicago, VRDN (b)(e)	1,795,000	1,795,000
(Rojo Enterprises LLC Proj.) 1.35%, LOC Fleet Bank NA, VRDN (b)	1,500,000	1,500,000
(The Energy Network/Sina Proj.) Series 2000, 1.35%, LOC Fleet Nat'l. Bank, VRDN (b)(e)	2,100,000	2,100,000
(W.E. Bassett Co. Proj.) Series 1986, 2.05%, LOC Fleet Bank NA, VRDN (b)(e)	600,000	600,000
Connecticut Dev. Auth. Poll. Cont. Rev.:
Bonds (New England Pwr. Co. Proj.) Series 1999:
1.95% tender 2/11/02, CP mode	5,300,000	5,300,000
2.1% tender 12/4/01, CP mode	2,000,000	2,000,000
(Connecticut Lt. & Pwr. Co. Proj.) Series 1996 A, 1.35% (AMBAC Insured) (BPA Bank of New York NA), VRDN (b)(e)	18,200,000	18,200,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Gen. Oblig.:
Bonds:
Series A:
6.1% 3/15/02	$ 4,000,000	$ 4,034,838
6.1% 3/15/02	3,500,000	3,535,364
Series B, 4% 6/15/02	15,400,000	15,517,563
Series F, 3% 11/15/02 (a)	11,855,000	11,994,652
Series PA 879 R, 2.6%, tender 1/17/02 (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)(g)	4,945,000	4,945,000
Participating VRDN:
Series EGL 01 0701, 1.44% (Liquidity Facility Citibank NA, New York) (b)(f)	20,000,000	20,000,000
Series MSDW 00 513X, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	6,995,000	6,995,000
Series MSDW 00 514, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	5,695,000	5,695,000
Series MSDW 01 529, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	30,270,000	30,270,000
Series PA 723R, 1.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	7,090,000	7,090,000
Series PT 1246, 1.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	9,895,000	9,895,000
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.) Series S1:
2.05% tender 12/10/01, CP mode	6,535,000	6,535,000
2.1% tender 12/12/01, CP mode	14,300,000	14,300,000
(Yale-New Haven Hosp. Proj.) Series E, 3%, tender 6/1/02 (FGIC Insured) (b)	1,000,000	1,000,000
(Hartford Hosp. Proj.) Series B, 1.3%, LOC Fleet Nat'l. Bank, VRDN (b)	8,500,000	8,500,000
(Pomfret School Issue Proj.) Series A, 1.55%, LOC Dexia Cr. Local de France, VRDN (b)	900,000	900,000
Connecticut Hsg. Fin. Auth. Rev.:
Participating VRDN:
Series BA 98 G2, 1.39% (Liquidity Facility Bank of America NA) (b)(e)(f)	9,195,000	9,195,000
Series BA 99 D, 1.39% (Liquidity Facility Bank of America NA) (b)(e)(f)	15,895,000	15,895,000
Series Merlots 00 BBB, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)(f)	5,000,000	5,000,000
Series Merlots 00 P, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)(f)	2,900,000	2,900,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
Connecticut Hsg. Fin. Auth. Rev.: - continued
Participating VRDN:
Series Merlots 97 L, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)(f)	$ 9,150,000	$ 9,150,000
Series PA 880 R, 1.35% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	14,300,000	14,300,000
Series PA 932 R, 1.35% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	10,635,000	10,635,000
Series PT 1003, 1.35% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	11,280,000	11,280,000
Series PT 454, 1.35% (Liquidity Facility Banco Santander Central Hispano SA) (b)(e)(f)	4,490,000	4,490,000
(Hsg. Mtg. Fin. Prog.):
Series 1990 C, 1.75%, VRDN (b)(e)	7,995,000	7,995,000
Series 1990 D, 1.75%, VRDN (b)(e)	5,007,000	5,007,000
Series 2001 A3, 1.25% (AMBAC Insured), VRDN (b)(e)	13,400,000	13,400,000
Series B3, 1.3% (AMBAC Insured), VRDN (b)(e)	5,000,000	5,000,000
Connecticut Resources Recovery Auth. Participating VRDN Series Putters 187, 1.37% (Liquidity Facility J.P. Morgan Chase Bank) (b)(f)	9,315,000	9,315,000
Connecticut Spl. Tax Oblig. Rev.:
Participating VRDN:
Putters 01 168, 1.37% (Liquidity Facility J.P. Morgan Chase Bank) (b)(f)	3,730,000	3,730,000
Series BS 01 164 Class A, 1.6% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	9,600,000	9,600,000
Series MSDW 00 292, 1.35% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	4,715,000	4,715,000
Series MSDW 00 501, 1.35% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	7,250,000	7,250,000
Series MSDW 00 504, 1.35% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	4,762,500	4,762,500
Series PA 925, 1.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	11,995,000	11,995,000
Series PT 368, 1.29% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	11,495,000	11,495,000
Series ROC II R83, 1.34% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	5,215,000	5,215,000
(Trans. Infrastructure Proj.) Series 1, 1.25%, LOC Commerzbank AG, VRDN (b)	21,305,000	21,305,000
Series 2000 1, 1.5% (FGIC Insured), VRDN (b)	58,105,000	58,105,000
Danbury Gen. Oblig. BAN 2% 2/7/02	14,333,000	14,337,645
Danbury Hsg. Auth. 1.32%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)	8,600,000	8,600,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Connecticut - continued
East Haven Gen. Oblig. BAN 4.5% 12/13/01	$ 5,449,000	$ 5,449,463
East Lyme Gen. Oblig. BAN 3.1% 8/9/02	8,000,000	8,030,037
Farmington Gen. Oblig. BAN 3.25% 3/26/02	15,800,000	15,812,529
Hartford Redev. Agcy. Multi-family Mtg. Rev. (Underwood Towers Proj.) 1.3% (FSA Insured) (BPA Societe Generale), VRDN (b)	11,945,000	11,945,000
New Britain Gen. Oblig. Series 2000 B, 1.35% (AMBAC Insured), VRDN (b)	3,845,000	3,845,000
North Haven Gen. Oblig. BAN 3.25% 6/15/02	2,600,000	2,609,539
Oxford Gen. Oblig. BAN 3.5% 5/2/02	3,400,000	3,411,821
Reg'l. School District #8 BAN 3.4% 5/2/02	15,000,000	15,030,316
Reg'l. School District #9 BAN 3.2% 5/21/02	13,300,000	13,328,491
Shelton Gen. Oblig. BAN 2.5% 11/13/02	12,555,000	12,631,090
Wolcott Gen. Oblig. BAN 2.9% 3/15/02	10,685,000	10,694,634
		622,985,171
Puerto Rico - 2.0%
Puerto Rico Commonwealth Gen. Oblig.:
Bonds Series PA 843R, 2.65%, tender 12/6/01 (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)(g)	8,765,000	8,765,000
Participating VRDN Series Merlots 01 A107, 1.42% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	2,900,000	2,900,000
Puerto Rico Indl., Tourist, Edl., Med. & Envir. Cont. Facilities Fing. Auth. (Ana G. Mendez Univ. Sys. Proj.) Series 1998, 1.5%, LOC Banco Santander Central Hispano SA, VRDN (b)	4,700,000	4,700,000
		16,365,000
	Shares
Other - 18.3%
Fidelity Municipal Cash Central Fund, 1.57% (c)(d)	147,873,000	147,873,000
TOTAL INVESTMENT PORTFOLIO - 97.5%		787,223,171
NET OTHER ASSETS - 2.5%		20,001,875
NET ASSETS - 100%		$ 807,225,046
Total Cost for Income Tax Purposes $ 787,223,171
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Connecticut Gen. Oblig. Bonds Series PA 879 R, 2.6%, tender 1/17/02 (Liquidity Facility Merrill Lynch & Co., Inc.)	7/13/01	$ 4,945,000
Puerto Rico Commonwealth Gen. Oblig. Bonds Series PA 843R, 2.65%, tender 12/6/01 (Liquidity Facility Merrill Lynch & Co., Inc.)	6/12/01	$ 8,765,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,710,000 or 1.7% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 25.60% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 787,223,171
Cash		20,249,821
Receivable for investments sold		13,912,818
Receivable for fund shares sold		4,300,365
Interest receivable		3,213,391
Other receivables		35,116
Prepaid expenses		1,737
Total assets		828,936,419
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 12,026,265
Payable for fund shares redeemed	9,289,441
Distributions payable	23,041
Accrued management fee	247,547
Other payables and accrued expenses	125,079
Total liabilities		21,711,373
Net Assets		$ 807,225,046
Net Assets consist of:
Paid in capital		$ 807,191,227
Accumulated net realized gain (loss) on investments		33,819
Net Assets, for 807,191,139 shares outstanding		$ 807,225,046
Net Asset Value, offering price and redemption price per share ($807,225,046 ÷ 807,191,139 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 22,290,042
Expenses
Management fee	$ 2,925,354
Transfer agent fees	812,110
Accounting fees and expenses	108,001
Non-interested trustees' compensation	2,760
Custodian fees and expenses	12,388
Registration fees	47,472
Audit	25,009
Legal	6,097
Miscellaneous	21,250
Total expenses before reductions	3,960,441
Expense reductions	(374,477)	3,585,964
Net investment income		18,704,078
Net Realized Gain (Loss) on Investments		66,694
Net increase in net assets resulting from operations		$ 18,770,772

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 18,704,078	$ 21,480,590
Net realized gain (loss)	66,694	(27)
Net increase (decrease) in net assets resulting from operations	18,770,772	21,480,563
Distributions to shareholders from net investment income	(18,704,078)	(21,480,590)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,880,982,677	2,062,485,060
Reinvestment of distributions from net investment income	17,805,366	20,580,269
Cost of shares redeemed	(1,810,286,913)	(1,897,356,548)
Net increase (decrease) in net assets and shares resulting from share transactions	88,501,130	185,708,781
Total increase (decrease) in net assets	88,567,824	185,708,754
Net Assets
Beginning of period	718,657,222	532,948,468
End of period	$ 807,225,046	$ 718,657,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.024	.034	.026	.029	.030
Less Distributions
From net investment income	(.024)	(.034)	(.026)	(.029)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	2.44%	3.47%	2.63%	2.94%	3.05%
Ratios to Average Net Assets B
Expenses before expense reductions	.51%	.54%	.55%	.56%	.58%
Expenses net of voluntary waivers, if any	.51%	.54%	.55%	.56%	.58%
Expenses net of all reductions	.46%	.54%	.54%	.56%	.57%
Net investment income	2.41%	3.43%	2.60%	2.90%	3.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 807,225	$ 718,657	$ 532,948	$ 487,990	$ 387,177

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Connecticut. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium, is accrued as earned. For the money market funds, interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions.

In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the income fund and Fidelity Connecticut Municipal Money Market Fund with investment management related services for which the funds pay a monthly management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Spartan Connecticut Municipal Income Fund	.25%	.13%	.38%
Fidelity Connecticut Municipal Money Market Fund	.25%	.13%	.38%

FMR and its affiliates provide Spartan Connecticut Municipal Money Market Fund with investment management related services for which the fund pays a monthly management fee of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $1,013 for the period.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity Connecticut Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Connecticut Municipal Income Fund	.07%
Fidelity Connecticut Municipal Money Market Fund	.10%

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Spartan Connecticut Municipal Money Market	$ 746,808
Fidelity Connecticut Municipal Money Market Fund	$ 3,065,243

Money Market Insurance. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. Fidelity Connecticut Municipal Money Market Fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. FMR has borne the cost of Spartan Connecticut Municipal Money Market Fund's premium payable to FIDFUNDS. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Through arrangements with the income fund's and Fidelity Connecticut Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Connecticut Municipal Income Fund	$ 6,526	$ 237,744	$ 85,616
Fidelity Connecticut Municipal Money Market Fund	12,046	362,431	-

In addition, through an arrangement with the Spartan Connecticut Municipal Money Market Fund's custodian and transfer agent, $76,395 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

6. Proposed Reorganization.

The Board of Trustees has approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Connecticut Municipal Money Market Fund ("Acquiring Fund") and Spartan Connecticut Municipal Money Market Fund ("Target Fund") ("Reorganization"). The Agreement provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for the number of shares of the Acquiring Fund equal in number to the outstanding shares of the Target Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The Agreement also provides for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Target Fund. A Special Meeting of Shareholders ("Meeting") of the Target Fund will be held on March 13, 2002 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the Target Fund in January 2002. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about March 25, 2002.

Effective January 14, 2002, shares of Spartan Connecticut Municipal Money Market Fund are no longer available for purchase or exchange to new accounts of the fund pending the proposed Reorganization. However, existing shareholders of the fund can continue to purchase shares of the fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan Connecticut Municipal Income Fund, Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust), Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund ( funds of Fidelity Court Street Trust II) at November 30, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of the income fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

Fund	Pay Date	Record Date	Dividends	Capital Gains
Income fund	12/31/01	12/28/01	$-	$.055
	1/7/02	1/4/02	$-	$.014

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

George A. Fischer, Vice President -
Income Fund

Boyce I. Greer, Vice President

Stanley N. Griffith, Assistant Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank N.A.

New York NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank N.A.

New York NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated lines for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

CTR-ANN-0102 152962
1.539232.104

Spartan®

New Jersey Municipal
Funds

and

Fidelity ®
New Jersey Municipal
Money Market Fund

Annual Report

November 30, 2001

(2_fidelity_logos)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Spartan New Jersey Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan New Jersey Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity New Jersey Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Accountants	<Click Here>	The auditors' opinion
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan New Jersey Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan ® NJ Municipal Income	7.86%	31.79%	87.59%
LB New Jersey 4 Plus Year Municipal Bond with Port Authority of New York and New Jersey	8.58%	34.33%	n/a*
New Jersey Municipal Debt Funds Average	7.82%	26.79%	82.01%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, a market value-weighted index of New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Income	7.86%	5.68%	6.49%
LB New Jersey 4 Plus Year Municipal Bond with Port Authority of New York and New Jersey	8.58%	6.08%	n/a*
New Jersey Municipal Debt Funds Average	7.82%	4.85%	6.17%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan New Jersey Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® New Jersey Municipal Income Fund on November 30, 1991. As the chart shows, by November 30, 2001, the value of your investment would have grown to $18,759 - an 87.59% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,596 - a 95.96% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan New Jersey Municipal Income Fund
Performance - continued

Total Return Components

	Years ended November 30,
	2001	2000	1999	1998	1997
Dividend returns	4.88%	5.37%	4.57%	4.98%	5.19%
Capital returns	2.98%	2.66%	-5.22%	1.98%	1.25%
Total returns	7.86%	8.03%	-0.65%	6.96%	6.44%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.23¢	25.97¢	53.40¢
Annualized dividend rate	4.43%	4.47%	4.64%
30-day annualized yield	3.87%	-	-
30-day annualized tax-equivalent yield	6.41%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect tax reclassifications. If you annualize this number, based on an average share price of $11.63 over the past month, $11.58 over the past six months and $11.51 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.61% combined effective federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan New Jersey Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Ten interest-rate cuts by the Federal Reserve Board in the first 11 months of 2001, near-record levels of new issuance met by strong demand and attractively high tax-adjusted yields were all contributing factors to a strong year for the municipal bond market. During the 12-month period that ended November 30, 2001, the Lehman Brothers Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 8.75%. Year to date through November, municipal bond sales stood at $251 billion, approximately 40% ahead of 2000's total for the same time period. The one-year record for municipal bond issuance is $292 billion, set in 1993, according to Thompson Financial. Recovery bonds issued by the city and state of New York in the aftermath of the September 11 tragedy were a key part of the volume, while interest rates approaching 40-year lows prompted many state and local governments to retire older, more-expensive debt with new issues at lower rates. Munis did experience some bumps late in 2001, but for completely different reasons. The terrorist acts in September caused a rush to the security of Treasury bonds, and munis tailed off slightly in response. Then, in November, equities stole the spotlight as some indicators pointed to the potential first signs of an economic recovery, and investor dollars flowed into the stock markets.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan New Jersey Municipal Income Fund

Q. How did the fund perform, George?

A. For the 12-month period that ended November 30, 2001, the fund had a total return of 7.86%. To get a sense of how the fund did relative to its competitors, the New Jersey municipal debt funds average returned 7.82% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers New Jersey 4 Plus Year Municipal Bond Index with Port Authority of New York and New Jersey, which tracks the types of securities in which the fund invests, returned 8.58%.

Q. What factors affected the fund's performance?

A. Falling interest rates were the main factor driving the New Jersey municipal market's and the fund's gains during the past year. The Federal Reserve Board cut interest rates 10 times, initially in an effort to boost the economy and avert a recession. The three rate cuts that occurred after the events of September 11 were intended to reassure global investors and contain the severity of an economic downturn. Against the backdrop of falling interest rates, municipal bond yields generally declined and their prices - which move in the opposite direction of yields - typically rose. That said, there were definite periods - such as February, early spring and November - when bond yields actually drifted higher even as interest rates dropped. That volatility in bond yields stemmed from periodic evidence that the economy was on the mend, fueling temporary expectations that the Fed would cease cutting rates.

Annual Report

Spartan New Jersey Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Against that somewhat volatile backdrop, what strategies worked in the fund's favor?

A. My approach to managing the fund's interest-rate sensitivity helped its performance given volatile bond yields. In keeping with Fidelity's approach, I managed the fund so that its interest-rate sensitivity was in line with the New Jersey market overall. Having too much or too little interest-rate sensitivity at the wrong time could have jeopardized returns. Rather than speculate about the direction of interest rates, I emphasized factors over which I have more control, such as security selection. Another factor that worked in the fund's favor was my cautious approach to credit quality.

Q. What do you mean by "cautious"?

A. By cautious I mean that I increased the fund's stake in higher-rated investment-grade bonds. As of November 30, 2001, nearly 92% of the fund's net assets were in investment grade bonds rated A or higher by Moody's Investors Service or Standard & Poors®. In addition, approximately half of its investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond issuer. Lower-rated bonds didn't, by my analysis, pay enough additional yield in order to compensate for their additional credit risk, especially given the overall weakness of the economy.

Q. What specific holdings performed particularly well? Which were disappointments?

A. In general, hospital bonds were particularly strong, thanks to improving financial trends in the health care industry overall. In contrast, the fund's holdings in bonds issued by the Port Authority of New York and New Jersey detracted from performance as they lost ground after the events of September 11, mainly due to the slowdown in air traffic at the various airports managed by the Authority.

Q. What's ahead for the municipal market and the fund?

A. In November, the bond market was priced such that investors expected an economic rebound and higher interest rates in 2002. Whether that turns out to be the case remains uncertain; each day brings more contradictory evidence about the health of the economy. A sharp economic rebound could mean that rates spike higher, but continued weakness could mean that rates stabilize. One factor working in municipals' favor is that they currently are priced attractively relative to U.S. Treasuries. If investors embrace that value, I believe municipals could outpace Treasuries. A key factor I'll be watching is credit quality. Municipal issuers in New Jersey join their many counterparts across the rest of the country in having to wrestle with the effects of a slowing economy, rising costs and reduced tax receipts. As a result, I plan to remain very cautious, with a continued emphasis on high-quality bonds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Spartan New Jersey Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: high level of current income exempt from federal income tax and the New Jersey gross income tax

Fund number: 416

Trading symbol: FNJHX

Start date: January 1, 1988

Size: as of November 30, 2001, more than $514 million

Manager: George Fischer, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on New Jersey's credit quality:

"The weak economy, stock market sell-off and events of September 11 have put a strain on some New Jersey municipal bond issuers, most notably the state. Moody's Investors Service recently downgraded the state's outlook, although not its credit rating, from stable to negative, fearing that the state could face a significant decline in revenue next year. Moody's said it took the action because of the potential impact of the weak national economy and stock market on New Jersey's economy, which could lower corporate and personal income taxes. But, it maintained the state's strong credit rating because, it said, New Jersey has a large and diverse economy, high personal income levels and a history of maintaining sizable surpluses. The rating agency also noted that while the state's debt levels have increased during the past decade, the state could afford it because of its substantial economic resources. Over the long term, Moody's said the state's economic outlook is positive. Looking ahead, I would expect that other issuers across the state may run into similar revenue and spending challenges. As always, I'll maintain a close watch on credit-related developments, not only as they pertain to the state, but also to the many other municipal bond issuers that make up the New Jersey municipal bond market."

  As of November 30, 2001, the fund had more than 8% of investments in bonds issued by Puerto Rico. As a territory of the United States, Puerto Rico municipal bonds are tax-free in all 50 states. The manager invests in these bonds when the supply of New Jersey bonds is limited.

Annual Report

Spartan New Jersey Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	31.2	23.5
Transportation	23.0	28.4
Water & Sewer	12.2	11.4
Escrowed/Pre-Refunded	9.2	6.2
Special Tax	6.5	7.3
Average Years to Maturity as of November 30, 2001
		6 months ago
Years	14.6	15.3
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2001
6 months ago
Years	6.9	6.6

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of November 30, 2001	As of May 31, 2001
Aaa 57.8%	Aaa 56.6%
Aa, A 33.9%	Aa, A 31.0%
Baa 5.2%	Baa 4.7%
Not Rated 3.1%	Not Rated 3.5%
Short-term Investments 0.0%	Short-term Investments 4.2%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan New Jersey Municipal Income Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Bonds - 99.6%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - 83.6%
Atlantic County Gen. Oblig. Ctfs. of Prtn. (Pub. Facilities Lease Agreement Proj.):
7.4% 3/1/07 (FGIC Insured)	Aaa	$ 3,035,000	$ 3,548,704
7.4% 3/1/08 (FGIC Insured)	Aaa	3,260,000	3,858,340
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.):
7.375% 7/1/10 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	1,000,000	1,159,240
7.4% 7/1/16 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	3,510,000	4,410,526
Atlantic County Util. Auth. Swr. Rev. Series A, 5.85% 1/15/15 (AMBAC Insured)	Aaa	2,620,000	2,777,357
Bergen County Utils. Auth. Wtr. Poll. Cont. Rev. Series B, 0% 12/15/07 (FGIC Insured)	Aaa	7,500,000	5,950,425
Bordentown Swr. Auth. Rev. Series E, 5.5% 12/1/25 (FGIC Insured)	Aaa	2,750,000	2,851,173
Camden County Muni. Utils. Auth. Swr. Rev.:
5.5% 7/15/08 (FGIC Insured)	Aaa	1,300,000	1,414,556
6% 7/15/03 (FGIC Insured)	Aaa	3,180,000	3,355,631
6% 7/15/06 (FGIC Insured)	Aaa	660,000	728,845
Cape May County Indl. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series A, 6.8% 3/1/21 (MBIA Insured)	Aaa	1,350,000	1,657,692
Cherry Hill Township Gen. Oblig.:
5% 7/15/19	Aa2	3,705,000	3,725,489
5% 7/15/20	Aa2	3,720,000	3,720,781
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
(Port District Proj.) Series 1999 B, 5.7% 1/1/22 (FSA Insured)	Aaa	2,000,000	2,133,260
Series 1998 B, 5.25% 1/1/04 (AMBAC Insured)	Aaa	2,500,000	2,622,950
Essex County Gen. Oblig.:
Series A, 5.75% 9/1/07 (AMBAC Insured)	Aaa	1,385,000	1,528,029
Series A1, 6% 11/15/05 (FGIC Insured)	Aaa	3,000,000	3,307,710
Series A2, 6.25% 9/1/10 (AMBAC Insured)	Aaa	4,735,000	5,266,977
Essex County Impt. Auth. Lease Rev. (County Correctional Facility Proj.) 5.75% 10/1/30 (FGIC Insured)	Aaa	1,500,000	1,603,980
Essex County Impt. Auth. Rev. (Util. Sys.-Orange Franchise Proj.) Series A, 5.75% 7/1/27 (MBIA Insured)	Aaa	1,745,000	1,828,237
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
Essex County Util. Auth. Solid Waste Rev. Series A, 6% 4/1/06 (FSA Insured) (Escrowed to Maturity) (e)	Aaa	$ 1,000,000	$ 1,103,210
Hopewell Valley Reg'l. School District:
5% 8/15/19 (FGIC Insured)	Aaa	1,975,000	1,978,417
5% 8/15/21 (FGIC Insured)	Aaa	3,814,000	3,799,469
Jersey City Swr. Auth. Swr. Rev. 6% 1/1/07 (AMBAC Insured)	Aaa	2,175,000	2,393,174
Lenape Reg'l. High School District:
7.625% 1/1/13 (MBIA Insured)	Aaa	675,000	858,526
7.625% 1/1/14 (MBIA Insured)	Aaa	1,000,000	1,273,310
Middlesex County Ctfs. of Prtn. 5.5% 8/1/17 (MBIA Insured)	Aaa	1,000,000	1,053,060
Middlesex County Poll. Cont. Auth. Rev. (Amerada Hess Corp. Proj.):
6.875% 12/1/22	-	5,000,000	5,158,550
7.875% 6/1/22	-	7,750,000	8,396,738
Monmouth County Impt. Auth. Rev. 5% 10/1/05	Aaa	2,075,000	2,215,208
Monroe Township Muni. Util. Auth. Middlesex County Rev. 5.25% 2/1/12 (FGIC Insured)	Aaa	1,130,000	1,198,512
Montgomery Township Board of Ed. Series 2001, 5.25% 8/1/15 (MBIA Insured)	Aaa	1,285,000	1,346,886
New Jersey Bldg. Auth. Bldg. Rev.:
5.5% 6/15/06	Aa2	5,595,000	6,064,924
5.75% 6/15/09	Aa2	2,600,000	2,852,616
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(The Seeing Eye, Inc. Proj.) 6.2% 12/1/24	-	2,000,000	2,207,760
(Weyerhauser Co. Proj.) 9% 11/1/04	A2	2,000,000	2,278,100
New Jersey Econ. Dev. Auth. Exempt Facilities Rev. (Waste Mgmt., Inc. Proj.) 4%, tender 10/31/04 (c)(d)	BBB	5,000,000	4,976,800
New Jersey Econ. Dev. Auth. Lease Rev. (State Office Bldgs. Projs.) 6% 6/15/13 (AMBAC Insured)	Aaa	3,180,000	3,548,880
New Jersey Econ. Dev. Auth. Market Transition Facility Rev. Series A:
5.8% 7/1/09 (MBIA Insured) (Pre-Refunded to 7/1/04 @ 102) (e)	Aaa	5,000,000	5,465,350
5.875% 7/1/11 (MBIA Insured) (Pre-Refunded to 7/1/04 @ 102) (e)	Aaa	4,090,000	4,478,223
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Pub. Svc. Elec. & Gas Pwr. LLC Proj.) 5% 3/1/12	Baa1	5,000,000	4,928,000
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.:
(Edl. Testing Svc. Proj.) Series A, 6.5% 5/15/05 (MBIA Insured)	Aaa	$ 1,500,000	$ 1,624,020
(Trans. Proj.) Series B, 5.75% 5/1/10 (FSA Insured)	Aaa	1,000,000	1,109,770
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(American Wtr. Co., Inc. Proj.):
Series 1997 B, 5.375% 5/1/32 (FGIC Insured) (d)	Aaa	3,750,000	3,791,888
Series A, 5.25% 7/1/38 (FGIC Insured) (d)	Aaa	3,520,000	3,529,926
5.95% 11/1/29 (FGIC Insured) (d)	Aaa	7,700,000	8,100,246
(Middlesex Wtr. Co. Proj.) 5.35% 2/1/38 (MBIA Insured) (d)	Aaa	1,000,000	1,013,190
New Jersey Edl. Facilities Auth. Dorm. Safety Trust Fund Rev. Series 2001 A:
5.25% 3/1/08	Aa2	4,855,000	5,194,607
5.25% 3/1/09	Aa2	4,855,000	5,204,706
5.25% 3/1/10	Aa2	4,855,000	5,211,066
5.25% 3/1/11	Aa2	4,605,000	4,940,474
New Jersey Edl. Facilities Auth. Rev.:
(Higher Ed. Equip. Leasing Fund Proj.) Series 2001 A, 5% 9/1/08	Aa2	3,215,000	3,410,761
(Princeton Univ. Proj.) Series E, 5% 7/1/19	Aaa	3,595,000	3,620,309
(Rowan Univ. Proj.) Series C:
5.25% 7/1/08 (FGIC Insured)	Aaa	1,140,000	1,223,585
5.25% 7/1/09 (FGIC Insured)	Aaa	1,365,000	1,467,307
(Saint Peters College Proj.) Series B, 5.375% 7/1/12	Baa3	1,450,000	1,477,550
Series 2000 A, 5.75% 9/1/12 (FSA Insured)	Aaa	1,595,000	1,779,940
New Jersey Envir. Infrastructure Trust Series A:
5.5% 9/1/10	Aaa	1,675,000	1,836,855
5.5% 9/1/11	Aaa	2,830,000	3,083,794
5.5% 9/1/12	Aaa	2,980,000	3,216,493
New Jersey Gen. Oblig.:
Series 1996 E:
6% 7/15/08	Aa1	1,000,000	1,121,280
6% 7/15/09	Aa1	1,500,000	1,693,230
Series D, 6% 2/15/13	Aa1	7,500,000	8,541,825
Series H, 5.25% 7/1/11	Aa1	3,345,000	3,615,209
5% 2/1/13 (Pre-Refunded to 2/1/09 @ 100) (e)	Aa1	8,500,000	9,018,500
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series A, 6% 7/1/11 (AMBAC Insured)	Aaa	$ 3,500,000	$ 3,958,360
(Atlantic City Med. Ctr. Proj.) Series C:
6.8% 7/1/05	A3	3,500,000	3,644,235
6.8% 7/1/11	A3	4,200,000	4,349,268
(Burdette Tomlin Memorial Hosp. Proj.) Series D, 6.25% 7/1/06 (FGIC Insured)	Aaa	1,710,000	1,748,903
(Cmnty. Med. Ctr./Kimball Med. Ctr. Proj.) 5.25% 7/1/11 (FSA Insured)	Aaa	750,000	795,173
(East Orange Gen. Hosp. Proj.) Series B, 7.75% 7/1/20	BBB-	1,870,000	1,728,759
(Hackensack Univ. Med. Ctr. Proj.) Series A, 5.25% 1/1/12 (MBIA Insured)	Aaa	3,165,000	3,313,122
(Kennedy Health Sys. Proj.) Series B:
5.75% 7/1/07 (MBIA Insured)	Aaa	1,930,000	2,111,883
5.75% 7/1/08 (MBIA Insured)	Aaa	1,135,000	1,243,903
(Saint Josephs Hosp. & Med. Ctr. Proj.) Series A, 5.75% 7/1/16 (Connie Lee Hldgs., Inc. Insured)	AAA	1,000,000	1,064,030
(Saint Peters Univ. Hosp. Proj.) Series A, 6.875% 7/1/30	Baa2	3,000,000	3,170,370
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
(Home Buyer Proj.) Series W, 4.75% 10/1/17 (MBIA Insured)	Aaa	3,005,000	3,023,180
Series 1, 6% 11/1/02	A+	750,000	767,325
New Jersey Hsg. Fin. Agcy. Gen. Resolution Series A:
6.9% 11/1/07	AA+	2,670,000	2,744,466
6.95% 11/1/08	AA+	2,265,000	2,328,216
7% 11/1/09	AA+	2,855,000	2,934,112
7.05% 11/1/10	AA+	3,500,000	3,596,460
New Jersey Hwy. Auth. Garden State Parkway Gen. Rev. (Sr. Parkway Proj.):
5.625% 1/1/30	A1	7,000,000	7,368,550
6% 1/1/05	A1	2,200,000	2,249,170
6% 1/1/19 (Escrowed to Maturity) (e)	Aaa	4,485,000	5,084,645
6.1% 1/1/06	A1	1,535,000	1,570,274
6.1% 1/1/06 (Pre-Refunded to 1/1/02 @ 102) (e)	A1	215,000	219,941
6.2% 1/1/10	A1	5,970,000	6,755,115
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Sports & Exposition Auth. Contract Rev. Series A:
5.25% 3/1/11 (MBIA Insured)	Aaa	$ 1,360,000	$ 1,455,866
6% 3/1/14 (MBIA Insured)	Aaa	4,220,000	4,701,502
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2000 A:
5.5% 1/1/25 (MBIA Insured)	Aaa	10,370,000	10,802,429
5.5% 1/1/30 (MBIA Insured)	Aaa	20,100,000	20,802,290
5.75% 1/1/10 (MBIA Insured)	Aaa	3,175,000	3,509,486
6% 1/1/11 (MBIA Insured)	Aaa	2,000,000	2,258,640
Series A:
5.6% 1/1/22 (MBIA Insured)	Aaa	7,925,000	8,334,960
5.9% 1/1/03	A3	5,740,000	5,870,241
6.75% 1/1/08	A3	1,000,000	1,014,850
Series C:
6.5% 1/1/09	A3	1,300,000	1,471,145
6.5% 1/1/16	A3	2,555,000	2,970,673
New Jersey Trans. Trust Fund Auth.:
(Trans. Sys. Proj.):
Series 1996 B, 6% 6/15/07	Aa2	8,105,000	8,984,798
Series B:
5.25% 6/15/10	Aa2	4,400,000	4,696,956
5.25% 6/15/15	Aa2	5,500,000	5,679,465
6% 6/15/06	Aa2	1,810,000	1,996,466
Series 2001 A, 5.5% 6/15/12	Aa2	10,000,000	10,915,100
New Jersey Transit Corp.:
Series 2000 B, 5.5% 2/1/08 (AMBAC Insured)	Aaa	5,000,000	5,413,300
Series A, 5% 2/1/03 (AMBAC Insured)	Aaa	8,000,000	8,034,400
Series B, 5.75% 2/1/07 (AMBAC Insured)	Aaa	1,000,000	1,092,640
New Jersey Wastewtr. Treatment Trust:
Series 1997 A, 7% 5/15/06 (MBIA Insured)	Aaa	2,545,000	2,905,448
Series C, 6.25% 5/15/05 (MBIA Insured)	Aaa	1,000,000	1,097,680
New Jersey Wtr. Supply Auth. Rev. (Delaware & Raritan Sys. Proj.) 5.375% 11/1/12 (MBIA Insured) (d)	Aaa	2,465,000	2,593,895
Newark Gen. Oblig. 5.3% 9/1/16 (MBIA Insured)	Aaa	3,500,000	3,594,605
North Hudson Swr. Auth. Swr. Rev. Series A, 0% 8/1/24 (MBIA Insured)	Aaa	2,000,000	621,200
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New Jersey - continued
Ocean County Utils. Auth. Wastewtr. Rev.:
Series 2001:
5.25% 1/1/15	Aa1	$ 2,300,000	$ 2,390,114
5.25% 1/1/16	Aa1	2,400,000	2,490,144
5.125% 1/1/10	Aa1	3,680,000	3,893,256
Rutgers State Univ. Rev. (State Univ. of New Jersey Proj.) Series A, 6.4% 5/1/13	A1	2,000,000	2,321,860
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. & Gas Pwr. Proj.) Series A, 5.75% 4/1/31 (d)	Baa1	2,500,000	2,458,650
South Brunswick Township Board of Ed.:
5.625% 12/1/20 (FGIC Insured)	Aaa	1,000,000	1,048,890
5.625% 12/1/21 (FGIC Insured)	Aaa	2,440,000	2,552,728
5.625% 12/1/22 (FGIC Insured)	Aaa	2,495,000	2,605,229
Southeast Morris County Muni. Utils. Auth. Wtr. Rev.:
5% 1/1/14 (MBIA Insured)	Aaa	1,145,000	1,177,186
5% 1/1/15 (MBIA Insured)	Aaa	725,000	741,059
5% 1/1/16 (MBIA Insured)	Aaa	1,400,000	1,419,628
West Deptford Township Gen. Oblig.:
5.5% 9/1/23 (FGIC Insured)	Aaa	2,525,000	2,626,455
5.625% 9/1/30 (FGIC Insured)	Aaa	5,225,000	5,462,006
West Orange Board of Ed. Rev. Ctfs. of Prtn. 5.625% 10/1/29 (MBIA Insured)	Aaa	2,000,000	2,100,320
			429,727,166
New York & New Jersey - 7.5%
Port Auth. New York & New Jersey:
107th Series:
6% 10/15/05 (d)	A1	1,740,000	1,880,070
6% 10/15/06 (d)	A1	1,535,000	1,668,806
108th Series, 6% 7/15/07 (d)	Aaa	6,430,000	7,062,262
117th Series, 5.125% 11/15/11 (FGIC Insured) (d)	Aaa	5,220,000	5,434,855
120th Series:
5.5% 10/15/35 (MBIA Insured) (d)	Aaa	7,000,000	7,066,360
5.75% 10/15/13 (MBIA Insured) (d)	Aaa	3,000,000	3,180,240
124th Series, 4.5% 8/1/04 (d)	A1	3,770,000	3,873,336
92nd Series, 4.75% 1/15/29	A1	5,000,000	4,553,450
Port Auth. New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 5.75% 12/1/25 (MBIA Insured) (d)	Aaa	3,595,000	3,679,986
			38,399,365
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - 8.5%
Puerto Rico Commonwealth Gen. Oblig. 5.5% 7/1/11 (FGIC Insured) (b)	Aaa	$ 5,400,000	$ 5,879,466
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (MBIA Insured)	Aaa	4,325,000	4,291,222
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	2,100,000	2,218,440
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series B:
5.875% 7/1/35 (MBIA Insured)	Aaa	2,500,000	2,743,000
6% 7/1/31	Baa1	5,500,000	6,017,330
6% 7/1/39	Baa1	1,000,000	1,093,320
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (e)	Aaa	11,785,000	12,296,705
Series A:
5.5% 10/1/32 (Escrowed to Maturity) (e)	Aaa	3,500,000	3,668,665
7.75% 7/1/08	Baa1	510,000	511,887
Puerto Rico Hsg. Fin. Corp. Rev. (Multi-family Mtg. Prog.) Series AI, 7.5% 4/1/22, LOC Puerto Rico Govt. Dev. Bank	AA	2,190,000	2,204,257
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/19 (FSA Insured)	Aaa	2,740,000	2,884,316
			43,808,608
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $491,388,828)	511,935,139
NET OTHER ASSETS - 0.4%	2,151,330
NET ASSETS - 100%	$ 514,086,469
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	88.7%	AAA, AA, A	85.3%
Baa	3.8%	BBB	3.8%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 3.1%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	31.2%
Transportation	23.0
Water & Sewer	12.2
Escrowed/Pre-Refunded	9.2
Special Tax	6.5
Health Care	5.1
Others* (individually less than 5%)	12.8
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $215,367,590 and $86,304,509, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,242,634 and $1,247,178, respectively.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $491,388,828. Net unrealized appreciation aggregated $20,546,311, of which $21,680,194 related to appreciated investment securities and $1,133,883 related to depreciated investment securities.

During the fiscal year ended November 30, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 12.15% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $491,388,828) - See accompanying schedule		$ 511,935,139
Cash		58,515
Receivable for investments sold		1,406,735
Receivable for fund shares sold		285,309
Interest receivable		8,533,758
Redemption fees receivable		186
Other receivables		4,358
Total assets		522,224,000
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 5,741,172
Payable for fund shares redeemed	1,654,660
Distributions payable	492,428
Accrued management fee	165,834
Other payables and accrued expenses	83,437
Total liabilities		8,137,531
Net Assets		$ 514,086,469
Net Assets consist of:
Paid in capital		$ 491,191,178
Undistributed net investment income		87,201
Accumulated undistributed net realized gain (loss) on investments		2,261,779
Net unrealized appreciation (depreciation) on investments		20,546,311
Net Assets, for 44,658,314 shares outstanding		$ 514,086,469
Net Asset Value, offering price and redemption price per share ($514,086,469 ÷ 44,658,314 shares)		$11.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 23,304,583
Expenses
Management fee	$ 1,748,032
Transfer agent fees	333,236
Accounting fees and expenses	137,478
Non-interested trustees' compensation	1,864
Custodian fees and expenses	7,826
Registration fees	40,656
Audit	30,861
Legal	2,754
Miscellaneous	380
Total expenses before reductions	2,303,087
Expense reductions	(389,493)	1,913,594
Net investment income		21,390,989
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,913,702
Futures contracts	4,544	2,918,246
Change in net unrealized appreciation (depreciation) on investment securities		8,433,344
Net gain (loss)		11,351,590
Net increase (decrease) in net assets resulting from operations		$ 32,742,579

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 21,390,989	$ 18,751,160
Net realized gain (loss)	2,918,246	119,731
Change in net unrealized appreciation (depreciation)	8,433,344	9,173,341
Net increase (decrease) in net assets resulting from operations	32,742,579	28,044,232
Distributions to shareholders From net investment income	(21,396,801)	(18,718,785)
From net realized gain	(105,238)	-
Total distributions	(21,502,039)	(18,718,785)
Share transactions Net proceeds from sales of shares	173,211,085	57,956,672
Reinvestment of distributions	15,746,594	13,424,282
Cost of shares redeemed	(70,449,479)	(76,449,010)
Net increase (decrease) in net assets resulting from share transactions	118,508,200	(5,068,056)
Redemption fees	21,977	39,483
Total increase (decrease) in net assets	129,770,717	4,296,874
Net Assets
Beginning of period	384,315,752	380,018,878
End of period (including undistributed net investment income of $87,201 and $131,885, respectively)	$ 514,086,469	$ 384,315,752
Other Information Shares
Sold	15,026,460	5,299,432
Issued in reinvestment of distributions	1,367,655	1,226,518
Redeemed	(6,113,511)	(7,034,756)
Net increase (decrease)	10,280,604	(508,806)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.180	$ 10.890	$ 11.550	$ 11.380	$ 11.380
Income from Investment Operations Net investment income	.532 B	.559 B	.528	.548	.561
Net realized and unrealized gain (loss)	.334	.289	(.601)	.224	.140
Total from investment operations	.866	.848	(.073)	.772	.701
Less Distributions
From net investment income	(.534)	(.559)	(.528)	(.548)	(.561)
From net realized gain	(.003)	-	(.049)	(.055)	(.140)
In excess of net realized gain	-	-	(.011)	-	-
Total distributions	(.537)	(.559)	(.588)	(.603)	(.701)
Redemption fees added to paid in capital	.001	.001	.001	.001	-
Net asset value, end of period	$ 11.510	$ 11.180	$ 10.890	$ 11.550	$ 11.380
Total Return A	7.86%	8.03%	(.65)%	6.96%	6.44%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.51%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.50%	.51%	.55%	.55%	.55%
Expenses net of all reductions	.41%	.45%	.55%	.54%	.55%
Net investment income	4.62%	5.11%	4.71%	4.78%	5.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 514,086	$ 384,316	$ 380,019	$ 389,696	$ 361,593
Portfolio turnover rate	19%	49%	19%	12%	16%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past one year, past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Money Market	2.61%	16.21%	34.26%
New Jersey Tax-Free Money Market Funds Average	2.33%	14.75%	30.91%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 18 money market funds.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan NJ Municipal Money Market	2.61%	3.05%	2.99%
New Jersey Tax-Free Money Market Funds Average	2.33%	2.79%	2.73%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Performance - continued

Yields

	12/3/01	9/3/01	5/28/01	2/26/01	11/27/00

Spartan New Jersey Municipal Money Market	1.60%	1.84%	2.62%	3.15%	3.79%

New Jersey Tax-Free Money Market Funds Average	1.20%	1.69%	2.43%	2.87%	3.37%

Spartan New Jersey Municipal Money Market - Tax-equivalent	2.64%	3.06%	4.34%	5.21%	6.28%

Portion of fund's income subject to state taxes	5.20%	3.21%	0%	2.02%	3.65%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 39.61%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan New Jersey Municipal Money Market Fund

Fund Talk: The Manager's Overview

An interview with Kim Miller, Portfolio Manager of Spartan New Jersey Municipal Money Market Fund

Q. Kim, what was the investment environment like during the 12 months that ended November 30, 2001?

A. We witnessed a continued decline in interest rates, as the Federal Reserve Board tried to keep the U.S. economy from sliding into recession. The Fed cut the benchmark federal funds rate a total of 10 times during the first 11 months of 2001. The first five cuts came in increments of 0.50 percentage points and were followed by cuts of 0.25 percentage points in June and again in August. By early September, some in the market anticipated that the Fed was nearing the end of its most recent rate-easing cycle. However, the situation changed dramatically in the aftermath of the terrorist attacks on September 11. With the economy slowing dramatically, it was clear that a recession was imminent. In response, the Fed sought to buoy the economy by implementing three additional rate cuts of 0.50 percentage points, one on September 17 when the markets reopened and again at its meetings in October and November. All told, the Fed reduced the target rate from 6.50% at the beginning of the period to 2.00% by the end of November 2001.

Q. Did the terrorist attacks have any effect on the New Jersey market?

A. The fund holds securities issued by the Port Authority of New York and New Jersey. After September 11, we took a close look to see if the events would have a significant impact on them. After thorough analysis, we determined that the bonds met the same credit standards as before. Going forward, the New Jersey economy may benefit if the firms that relocated out of Manhattan to contingency sites in the northern part of the state decide to stay there for the long term.

Q. What kind of approach was taken with the fund?(Portfolio Manager photograph)

A. Given the trend of declining interest rates through most of the period, we looked to lengthen the average maturity of the fund. The intention was to lock in attractive yields before rates declined by investing in longer-term, fixed-rate notes. However, from time to time new capital coming into the fund shortened its average maturity. In addition, the typically constrained supply of new issuance in the New Jersey market was pounced upon quickly by eager buyers, so we were aggressive in securing new deals when they came to market. More recently, with the future direction of interest rates becoming more uncertain, I've looked to bring the fund's average maturity to a more neutral level relative to its peers by investing less in longer-term fixed-rate paper. Finally, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to New Jersey income tax. Although more of shareholders' income will be taxable than if we had exclusively purchased New Jersey obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2001, was 1.63%, compared to 3.70% 12 months ago. The more recent seven-day yield was the equivalent of a 2.69% taxable rate of return for New Jersey investors in the 39.61% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2001, the fund's 12-month total return was 2.61%, compared to 2.33% for the New Jersey tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Kim?

A. The economy appears vulnerable on a number of different levels. I believe the Fed will need to implement additional rate cuts in order to deal with these difficulties. However, with rates already so low, the Fed has the ability to pursue its current monetary policy only so much further. I think we'll need time to see how the cuts affect the economy. A positive development was the U.S. Treasury's recent decision to cease the issuance of the 30-year Treasury bond, a move I believe will stimulate the economy by bringing long-term interest rates down. That action, along with the rate decreases already implemented by the Fed, should reduce the possibility, pressure or need for the Fed to pursue a significant number of additional short-term rate cuts.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and, to the extent possible, the New Jersey Gross Income Tax, as is consistent with the preservation of capital

Fund number: 423

Trading symbol: FSJXX

Start date: May 1, 1990

Size: as of November 30, 2001, more than $493 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Spartan New Jersey Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/01	% of fund's investments 5/31/01	% of fund's investments 11/30/00
0 - 30	67.8	75.2	74.1
31 - 90	11.3	7.6	6.8
91 - 180	9.8	2.3	10.2
181 - 397	11.1	14.9	8.9
Weighted Average Maturity
	11/30/01	5/31/01	11/30/00
Spartan New Jersey Municipal Money Market Fund	58 Days	54 Days	48 Days
New Jersey Tax-Free Money Market Funds Average*	48 Days	48 Days	53 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2001	As of May 31, 2001
Variable Rate Demand Notes (VRDNs) 59.3%	Variable Rate Demand Notes (VRDNs) 67.7%
Commercial Paper (including CP Mode) 0.0%	Commercial Paper (including CP Mode) 1.5%
Tender Bonds 1.7%	Tender Bonds 1.8%
Municipal Notes 32.3%	Municipal Notes 24.1%
Municipal Money Market Funds 3.3%	Municipal Money Market Funds 0.9%
Other Investments 1.0%	Other Investments 0.7%
Net Other Assets 2.4%	Net Other Assets 3.3%

*Source: iMoneyNet, Inc.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Securities - 97.6%
	Principal Amount	Value (Note 1)
Delaware - 1.0%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	$ 5,000,000	$ 5,000,000
New Jersey - 72.8%
Burlington County Gen. Oblig. BAN:
Series EI, 3% 7/18/02	8,800,000	8,818,823
2.75% 10/17/02	14,000,000	14,080,492
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series BS 01 175, 1.45% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	8,800,000	8,800,000
Cedar Grove Township Gen. Oblig. BAN 3.75% 3/4/02	5,013,000	5,018,687
Clifton Gen. Oblig. BAN 3.4% 3/27/02	9,000,000	9,011,386
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 K, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	9,900,000	9,900,000
Series MSDW 00 396, 1.41% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,080,000	2,080,000
Series SG 53, 1.53% (Liquidity Facility Societe Generale) (a)(e)	5,700,000	5,700,000
Series SGA 89, 1.65% (Liquidity Facility Societe Generale) (a)(e)	4,645,000	4,645,000
Deptford Township School District BAN 3.125% 2/28/02	3,570,000	3,575,332
Dover Gen. Oblig. BAN 3% 1/10/02	5,590,000	5,592,098
East Brunswick Township Gen. Oblig. BAN:
3.15% 5/1/02	3,300,000	3,301,980
3.35% 6/13/02	4,000,000	4,013,245
East Windsor Township Gen. Oblig. BAN 2.5% 12/5/02	5,000,000	5,022,500
Edison Township Gen. Oblig. BAN 3% 2/28/02	9,600,000	9,608,240
Essex County Impt. Auth. Participating VRDN Series FRRI A27, 1.5% (Liquidity Facility Bank of New York NA) (a)(e)	3,500,000	3,500,000
Fair Lawn Gen. Oblig. BAN 4.5% 12/14/01	5,000,308	5,000,769
Fort Lee Gen. Oblig. BAN 3.5% 2/28/02	4,190,000	4,193,043
Franklin Township Somerset County BAN 3% 5/3/02	5,400,000	5,407,117
Freehold Township Gen. Oblig. BAN 3.75% 2/1/02	4,348,750	4,352,039
Hamilton Township Mercer County BAN 2.5% 4/18/02	9,000,000	9,013,444
Hopewell Township Gen. Oblig. BAN:
Series B, 4% 2/1/02	4,628,800	4,638,933
3.4% 3/18/02	3,300,000	3,302,057
Hopewell Valley Reg'l. School District BAN 4.5% 12/13/01	2,900,000	2,900,164
Lakewood Township Gen. Oblig. BAN 3.25% 4/26/02	4,230,000	4,237,940
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Mercer County Impt. Auth. Rev. (Atlantic Foundation & Johnson Proj.) Series 1998, 1.44% (MBIA Insured), VRDN (a)	$ 11,000,000	$ 11,000,000
Montclair Township Gen. Oblig. BAN:
3.25% 5/17/02	4,900,000	4,909,577
3.5% 4/12/02	3,024,000	3,028,878
Moorestown Township Gen. Oblig. BAN 2.5% 5/30/02	9,225,000	9,245,271
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.:
(Dial Realty Proj.) Series 1988 L, 1.5%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,550,000	1,550,000
(Foreign Trade Zone Proj.) Series 1998, 1.55%, LOC Bank of New York NA, VRDN (a)	5,800,000	5,800,000
(Guttenplan's Bakery Proj.) Series 1989 G, 1.5%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,150,000	1,150,000
(Herzel Motor Corp. Proj.) Series 1989 L, 1.5%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	250,000	250,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. (Natural Gas Co. Proj.) Series 1997 A, 1.6% (AMBAC Insured), VRDN (a)(d)	1,300,000	1,300,000
New Jersey Econ. Dev. Auth. Rev.:
Participating VRDN Series FRRI 01 N10, 1.5% (Liquidity Facility Bank of New York NA) (a)(e)	6,775,000	6,775,000
(5901 Tonelle Ave. Assoc. Proj.) Series 2001, 1.5%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)(d)	5,715,000	5,715,000
(Eastern Silk Proj.) Second Series D2, 1.5%, LOC BNP Paribas SA, VRDN (a)(d)	955,000	955,000
(Jewish Home Rockleigh Proj.) Series B, 1.45%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	7,000,000	7,000,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. Bonds (Dallas Airmotive, Inc. Proj.) Series 2000, 2.85%, tender 12/1/01, LOC Bayerische Landesbank Girozentrale (a)(d)	2,180,000	2,180,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Participating VRDN Series MSDW 00 417, 1.49% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	2,005,000	2,005,000
New Jersey Gen. Oblig.:
Bonds Series E, 5.5% 7/15/02	5,000,000	5,087,403
Participating VRDN:
Series BS 01 174, 1.55% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	6,400,000	6,400,000
Series EGL 96 3001, 1.39% (Liquidity Facility Citibank NA, New York) (a)(e)	3,100,000	3,100,000
Series FRRI L11, 1.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	5,945,000	5,945,000
Series FRRI L8, 1.5% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	5,700,000	5,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Gen. Oblig.: - continued
TRAN Series C, 3% 6/14/02	$ 7,000,000	$ 7,036,921
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Participating VRDN:
Series 1999 V, 1.54% (Liquidity Facility Bank of America NA) (a)(d)(e)	3,575,000	3,575,000
Series PT 287, 1.45% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	5,765,000	5,765,000
New Jersey Tpk. Auth. Rev. Participating VRDN:
Series AAB 00 6, 1.48% (Liquidity Facility ABN-AMRO Bank NV) (a)(e)	11,200,000	11,200,000
Series EGL 00 3002, 1.39% (Liquidity Facility Citibank NA, New York) (a)(e)	6,830,000	6,830,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series Merlots 00 EEE, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,000,000	3,000,000
Series PA 613, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	6,165,000	6,165,000
Series PA 667, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,995,000	4,995,000
Series ROC II 00 R19, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	4,995,000	4,995,000
Series ROC II R23, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	2,900,000	2,900,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series MSDW 01 524, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	4,500,000	4,500,000
Series MSDW 98 54, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	1,395,000	1,395,000
Series PA 902R, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,300,000	5,300,000
Series ROC II 00 R21, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	2,765,000	2,765,000
New Jersey Transit Corp.:
Bonds Series MSDW 00 393, 2.7%, tender 1/17/02 (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)(f)	6,400,000	6,400,000
Participating VRDN Series CDC 00 U Class A, 1.37% (Liquidity Facility Caisse des Depots et Consignations) (a)(e)	10,730,000	10,730,000
North Brunswick Township Gen. Oblig. BAN 3.4% 12/13/01 (d)	5,030,000	5,030,581
Rahway Gen. Oblig. BAN 4.4% 12/18/01	3,223,000	3,223,360
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Participating VRDN Series MSDW 00 381, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	$ 12,495,000	$ 12,495,000
Union County Gen. Oblig. BAN 3.5% 2/22/02	16,100,000	16,109,910
		359,220,190
New York & New Jersey - 20.5%
New York & New Jersey Port Auth. Participating VRDN Series AAB 00 19, 1.43% (Liquidity Facility ABN-AMRO Bank NV) (a)(e)	6,670,000	6,670,000
Port Auth. New York & New Jersey:
Participating VRDN:
Series PT 418, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	2,285,000	2,285,000
Series ROC II R95, 1.44% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(d)(e)	2,900,000	2,900,000
Series SG 96 52, 1.36% (Liquidity Facility Societe Generale) (a)(d)(e)	8,580,000	8,580,000
Series 1991, 1.7%, VRDN (a)(d)(f)	6,400,000	6,400,000
Series 1992, 1.575%, VRDN (a)(f)	6,900,000	6,900,000
Series 1995, 1.575%, VRDN (a)(d)(f)	10,500,000	10,500,000
Series 1996 3, 1.9%, VRDN (a)	5,000,000	5,000,000
Series 1997 1B, 1.9%, VRDN (a)	3,200,000	3,200,000
Series 1997 2, 1.575%, VRDN (a)(f)	10,400,000	10,400,000
Port Auth. New York & New Jersey Spl. Oblig. Rev.:
Participating VRDN:
Series FRRI 00 N18, 1.55% (Liquidity Facility Bank of New York NA) (a)(d)(e)	8,600,000	8,600,000
Series LB 00 L17, 1.55% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)(e)	5,000,000	5,000,000
Series Merlots 00 B5, 1.62% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	2,295,000	2,295,000
Series MSDW 00 331, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	4,500,000	4,500,000
Series MSDW 00 353, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	3,300,000	3,300,000
Series MSDW 98 157, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	3,990,000	3,990,000
Series 3, 1.7%, VRDN (a)	7,700,000	7,700,000
Series 4, 1.75%, VRDN (a)(d)	2,000,000	2,000,000
Series 5, 1.7%, VRDN (a)	1,000,000	1,000,000
		101,220,000
Municipal Securities - continued
	Shares	Value (Note 1)
Other - 3.3%
Fidelity Municipal Cash Central Fund, 1.57% (b)(c)	16,440,000	$ 16,440,000
TOTAL INVESTMENT PORTFOLIO - 97.6%		481,880,190
NET OTHER ASSETS - 2.4%		11,982,348
NET ASSETS - 100%		$ 493,862,538
Total Cost for Income Tax Purposes $ 481,880,190
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
New Jersey Transit Corp. Bonds Series MSDW 00 393, 2.7%, tender 1/17/02 (Liquidity Facility Morgan Stanley Dean Witter & Co.)	7/19/01	$ 6,400,000
Port Auth. New York & New Jersey: Series1991, 1.7%, VRDN	6/18/91	$ 6,400,000
Series 1992, 1.575%, VRDN	2/14/92	$ 6,900,000
Series 1995, 1.575%, VRDN	9/15/95	$ 10,500,000
Series 1997 2, 1.575%, VRDN	9/15/97	$ 10,400,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,600,000 or 8.2% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 28.88% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 481,880,190
Cash		13,283,409
Receivable for fund shares sold		368,366
Interest receivable		4,342,358
Other receivables		82,793
Total assets		499,957,116
Liabilities
Payable for investments purchased	$ 5,022,500
Payable for fund shares redeemed	863,287
Distributions payable	42,204
Accrued management fee	141,826
Other payables and accrued expenses	24,761
Total liabilities		6,094,578
Net Assets		$ 493,862,538
Net Assets consist of:
Paid in capital		$ 493,819,675
Accumulated undistributed net realized gain (loss) on investments		42,863
Net Assets, for 493,746,656 shares outstanding		$ 493,862,538
Net Asset Value, offering price and redemption price per share ($493,862,538 ÷ 493,746,656 shares)		$1.00

Annual Report

See accompanying notes which are an integral part of the financial statements.

Spartan New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 14,852,249
Expenses
Management fee	$ 2,421,107
Non-interested trustees' compensation	1,820
Total expenses before reductions	2,422,927
Expense reductions	(215,729)	2,207,198
Net investment income		12,645,051
Net realized gain (loss) on investment securities		42,863
Net increase (decrease) in net assets resulting from operations		$ 12,687,914

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 12,645,051	$ 16,867,129
Net realized gain (loss)	42,863	94,949
Net increase (decrease) in net assets resulting from operations	12,687,914	16,962,078
Distributions to shareholders from net investment income	(12,645,051)	(16,867,129)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	319,727,783	393,919,403
Reinvestment of distributions from net investment income	11,906,127	15,814,649
Cost of shares redeemed	(320,477,855)	(425,766,326)
Net increase (decrease) in net assets and shares resulting from share transactions	11,156,055	(16,032,274)
Total increase (decrease) in net assets	11,198,918	(15,937,325)
Net Assets
Beginning of period	482,663,620	498,600,945
End of period	$ 493,862,538	$ 482,663,620

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997 E	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.026	.035	.027	.030	.003	.032
Less Distributions
From net investment income	(.026)	(.035)	(.027)	(.030)	(.003)	(.032)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	2.61%	3.56%	2.78%	3.06%	.27%	3.22%
Ratios to Average Net Assets D
Expenses before expense reductions	.49%	.50%	.50%	.50%	.50% A	.50%
Expenses net of voluntary waivers, if any	.48%	.50%	.50%	.50%	.50% A	.40%
Expenses net of all reductions	.45%	.50%	.50%	.50%	.50% A	.40%
Net investment income	2.57%	3.50%	2.74%	3.02%	3.28% A	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 493,863	$ 482,664	$ 498,601	$ 528,490	$ 524,365	$ 520,551

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the former account closeout fee and for periods of less than one year are not annualized.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E One month ended November 30.

F For the year ended October 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® NJ Municipal Money Market	2.55%	15.57%	31.63%
New Jersey Tax-Free Money Market Funds Average	2.33%	14.75%	30.91%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average, which reflects the performance of municipal money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 18 money market funds.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Money Market	2.55%	2.94%	2.79%
New Jersey Tax-Free Money Market Funds Average	2.33%	2.79%	2.73%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Performance - continued

Yields

	12/3/01	9/3/01	5/28/01	2/26/01	11/27/00

Fidelity New Jersey Municipal Money Market Fund	1.39%	1.82%	2.62%	3.04%	3.72%

New Jersey Tax-Free Money Market Funds Average	1.20%	1.69%	2.43%	2.87%	3.37%

Fidelity New Jersey Municipal Money Market Fund - Tax-equivalent	2.29%	3.02%	4.37%	5.02%	6.13%

Portion of fund's income subject to state taxes	8.22%	12.07%	6.96%	8.21%	7.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 39.61%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you would have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Fund Talk: The Manager's Overview

An interview with Kim Miller, Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund

Q. Kim, what was the investment environment like during the 12 months that ended November 30, 2001?

A. We witnessed a continued decline in interest rates, as the Federal Reserve Board tried to keep the U.S. economy from sliding into recession. The Fed cut the benchmark federal funds rate a total of 10 times during the first 11 months of 2001. The first five cuts came in increments of 0.50 percentage points and were followed by cuts of 0.25 percentage points in June and again in August. By early September, some in the market anticipated that the Fed was nearing the end of its most recent rate-easing cycle. However, the situation changed dramatically in the aftermath of the terrorist attacks on September 11. With the economy slowing dramataically, it was clear that a recession was imminent. In response, the Fed sought to buoy the economy by implementing three additional rate cuts of 0.50 percentage points, one on September 17 when the markets reopened and again at its meetings in October and November. All told, the Fed reduced the target rate from 6.50% at the beginning of the period to 2.00% by the end of November 2001.

Q. Did the terrorist attacks have any effect on the New Jersey market?

A. The fund holds securities issued by the Port Authority of New York and New Jersey. After September 11, we took a close look to see if the events would have a significant impact on them. After thorough analysis, we determined that the bonds met the same credit standards as before. Going forward, the New Jersey economy may benefit if the firms that relocated out of Manhattan to contingency sites in the northern part of the state decide to stay there for the long term.

Q. What kind of approach was taken with the fund?(Portfolio Manager photograph)

A. Given the trend of declining interest rates through most of the period, we looked to lengthen the average maturity of the fund. The intention was to lock in attractive yields before rates declined by investing in longer-term, fixed-rate notes. However, from time to time new capital coming into the fund shortened its average maturity. In addition, the typically constrained supply of new issuance in the New Jersey market was pounced upon quickly by eager buyers, so we were aggressive in securing new deals when they came to market. More recently, with the future direction of interest rates becoming more uncertain, I've looked to bring the fund's average maturity to a more neutral level relative to its peers by investing less in longer-term fixed-rate paper. Finally, we invested the fund in out-of-state securities - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In certain cases, yields on New Jersey obligations were sufficiently low so that comparable out-of-state obligations offered a higher tax-adjusted yield even though they were subject to New Jersey income tax. Although more of shareholders' income will be taxable than if we had exclusively purchased New Jersey obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Fidelity New Jersey Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2001, was 1.42%, compared to 3.65% 12 months ago. The more recent seven-day yield was the equivalent of a 2.35% taxable rate of return for New Jersey investors in the 39.61% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through November 30, 2001, the fund's 12-month total return was 2.55%, compared to 2.33% for the New Jersey tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Kim?

A. The economy appears vulnerable on a number of different levels. I believe the Fed will need to implement additional rate cuts in order to deal with these difficulties. However, with rates already so low, the Fed has the ability to pursue its current monetary policy only so much further. I think we'll need time to see how the cuts affect the economy. A positive development was the U.S. Treasury's recent decision to cease the issuance of the 30-year Treasury bond, a move I believe will stimulate the economy by bringing long-term interest rates down. That action, along with the rate decreases already implemented by the Fed, should reduce the possibility, pressure or need for the Fed to pursue a significant number of additional short-term rate cuts.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and, to the extent possible, the New Jersey Gross Income Tax, as is consistent with the preservation of capital

Fund number: 417

Trading symbol: FNJXX

Start date: March 17, 1988

Size: as of November 30, 2001, more than $1.1 billion

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity New Jersey Municipal Money Market Fund

|

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/01	% of fund's investments 5/31/01	% of fund's investments 11/30/00
0 - 30	72.0	75.7	72.8
31 - 90	8.6	6.3	7.1
91 - 180	6.4	4.9	11.0
181 - 397	13.0	13.1	9.1
Weighted Average Maturity
	11/30/01	5/31/01	11/30/00
Fidelity New Jersey Municipal Money Market Fund	57 Days	53 Days	49 Days
New Jersey Tax-Free Money Market Funds Average*	48 Days	48 Days	53 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2001	As of May 31, 2001
Variable Rate Demand Notes (VRDNs) 59.4%	Variable Rate Demand Notes (VRDNs) 61.9%
Commercial Paper (including CP Mode) 3.5%	Commercial Paper (including CP Mode) 7.3%
Tender Bonds 3.0%	Tender Bonds 2.7%
Municipal Notes 26.3%	Municipal Notes 22.6%
Other Investments 0.0%	Other Investments 0.1%
Municipal Money Market Funds 6.2%	Municipal Money Market Funds 2.7%
Net Other Assets 1.6%	Net Other Assets 2.7%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

|

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Securities - 98.4%
	Principal Amount	Value (Note 1)
Delaware - 0.9%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	$ 9,960,000	$ 9,960,000
New Jersey - 76.9%
Aberdeen Township Gen. Oblig. BAN 3% 8/16/02	4,645,150	4,655,361
Allamuchy Township Gen. Oblig. BAN 2.15% 1/10/02	4,275,000	4,275,454
Asbury Park Gen. Oblig. TAN 4.5% 1/25/02, LOC First Union Nat'l. Bank, North Carolina	6,355,000	6,365,589
Avalon Borough Gen. Oblig. BAN 3.25% 5/24/02	3,223,662	3,230,378
Bergen County Impt. Auth. Multi-family Hsg. Rev. (Kentshire Apts. Proj.) Series 2001, 1.4%, LOC Fannie Mae, VRDN (b)(e)	6,000,000	6,000,000
Bernards Township Sewerage Auth. Swr. Rev. Bonds Series 1985, 4.35%, tender 12/15/01 (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)	4,100,000	4,100,531
Burlington County Gen. Oblig. BAN:
Series EI, 3% 7/18/02	18,525,000	18,564,625
Series EII, 3% 7/18/02	5,535,000	5,535,000
2.75% 10/17/02	20,000,000	20,114,989
3.5% 2/7/02	3,918,000	3,918,000
Camden County Impt. Auth. Rev. (Parkview Redev. Hsg. Proj.) 1.5%, LOC Gen. Elec. Cap. Corp., VRDN (b)(e)	12,800,000	12,800,000
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series BS 01 175, 1.45% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	16,565,000	16,565,000
Cranbury Township Gen. Oblig. BAN 2.75% 10/3/02	4,963,000	4,987,424
Cranford Township Gen. Oblig. BAN 3.5% 3/15/02	4,225,656	4,228,445
Delaware River Joint Toll Bridge Commission Bridge Rev. BAN 2.25% 11/1/02	6,000,000	6,016,506
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	5,000,000	5,000,000
Series Merlots 00 K, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	15,265,000	15,265,000
Series MSDW 00 396, 1.41% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	3,800,000	3,800,000
Series SG 53, 1.53% (Liquidity Facility Societe Generale) (b)(f)	12,940,000	12,940,000
Series SGA 89, 1.65% (Liquidity Facility Societe Generale) (b)(f)	8,200,000	8,200,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
East Brunswick Township Gen. Oblig. BAN:
2.5% 12/6/02 (a)	$ 1,400,000	$ 1,406,860
3.15% 5/1/02	6,600,000	6,603,959
3.35% 6/13/02	7,900,000	7,926,159
3.7% 3/28/02	7,026,900	7,038,906
Edison Township Gen. Oblig. BAN 3% 2/28/02	15,712,900	15,727,056
Englewood Gen. Oblig. BAN 3% 7/12/02	9,487,051	9,505,069
Essex County Impt. Auth. Participating VRDN Series FRRI A27, 1.5% (Liquidity Facility Bank of New York NA) (b)(f)	3,150,000	3,150,000
Fort Lee Gen. Oblig. BAN 3.5% 2/28/02	8,900,000	8,906,463
Franklin Township Somerset County BAN 3% 5/3/02	11,100,000	11,114,630
Haledon Gen. Oblig. BAN 3.5% 4/10/02	4,288,000	4,294,218
Hamilton Township Mercer County BAN 2.5% 4/18/02	5,500,000	5,508,892
Hopewell Township Gen. Oblig. BAN 3.4% 3/18/02	6,797,604	6,801,840
Hopewell Valley Reg'l. School District BAN 4.5% 12/13/01	5,500,000	5,500,311
Jefferson Township Gen. Oblig. BAN 3% 7/12/02	6,794,501	6,810,652
Lakewood Township Gen. Oblig. BAN 3% 10/4/02	2,596,300	2,613,377
Manalapan Township Gen. Oblig. BAN 2.75% 10/10/02	4,674,500	4,697,991
Mercer County Impt. Auth. Rev. (Atlantic Foundation & Johnson Proj.) Series 1998, 1.44% (MBIA Insured), VRDN (b)	17,300,000	17,300,000
Montclair Township Gen. Oblig. BAN:
3.25% 5/17/02	4,100,000	4,108,013
3.5% 4/12/02	8,670,000	8,683,984
New Jersey Econ. Dev. Auth. Dock Facilities Rev. (Bayonne/IMTT Bayonne Proj.):
Series 1993 B, 2.5%, LOC Bank One NA, Chicago, VRDN (b)	3,000,000	3,000,000
Series 1993 C, 2.5%, LOC Bank One NA, Chicago, VRDN (b)	2,700,000	2,700,000
New Jersey Econ. Dev. Auth. Market Transition Facility Rev. Bonds Series PA 950R, 2%, tender 5/30/02 (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	4,995,000	4,995,000
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. Participating VRDN:
Series MSDW 00 371, 1.41% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	6,070,000	6,070,000
Series MSDW 98 161, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)(f)	1,625,000	1,625,000
New Jersey Econ. Dev. Auth. Poll. Cont. Rev. (Hoffman-Roche, Inc. Proj.) Series 1985, 1.6%, LOC Wachovia Bank NA, VRDN (b)	3,000,000	3,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.:
Participating VRDN:
Series FRRI 01 N10, 1.5% (Liquidity Facility Bank of New York NA) (b)(f)	$ 2,375,000	$ 2,375,000
Series ROC II R53, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	4,995,000	4,995,000
(E.P. Henry Corp. Proj.) 1.45%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(e)	550,000	550,000
(Jewish Home Rockleigh Proj.) Series B, 1.45%, LOC PNC Bank NA, Pittsburgh, VRDN (b)	9,930,000	9,930,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. Bonds (Dallas Airmotive, Inc. Proj.) Series 2000, 2.85%, tender 12/1/01, LOC Bayerische Landesbank Girozentrale (b)(e)	3,600,000	3,600,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Participating VRDN Series MSDW 00 417, 1.49% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)(f)	3,860,000	3,860,000
New Jersey Gen. Oblig.:
Participating VRDN Series FRRI L8, 1.5% (Liquidity Facility Lehman Brothers, Inc.) (b)(f)	9,950,000	9,950,000
TRAN Series C, 3% 6/14/02	13,000,000	13,068,568
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Participating VRDN:
Series 1999 V, 1.54% (Liquidity Facility Bank of America NA) (b)(e)(f)	9,950,000	9,950,000
Series CDC 00 P, 1.42% (Liquidity Facility Caisse des Depots et Consignations) (b)(e)(f)	9,765,000	9,765,000
Series Merlots 00 A2, 1.62% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)(f)	2,485,000	2,485,000
Series PA 117, 1.42% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	4,015,000	4,015,000
Series PT 118, 1.42% (Liquidity Facility Banco Santander Central Hispano SA) (b)(e)(f)	36,875,000	36,874,999
Series PT 1182, 1.42% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	18,990,000	18,990,000
Series PT 1289, 1.42% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	2,900,000	2,900,000
Series PT 287, 1.45% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)(f)	10,000,000	10,000,000
Series PT 349, 1.42% (Liquidity Facility Banco Santander Central Hispano SA) (b)(e)(f)	11,620,000	11,620,000
Series PT 456, 1.42% (Liquidity Facility Commerzbank AG) (b)(e)(f)	5,505,000	5,505,000
New Jersey Lease Rev. Series 2002 A, 2.1% 12/7/01, CP	30,000,000	30,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
New Jersey Tpk. Auth. Rev. Participating VRDN:
Series AAB 00 6, 1.48% (Liquidity Facility ABN-AMRO Bank NV) (b)(f)	$ 33,720,000	$ 33,720,000
Series EGL 00 3001, 1.39% (Liquidity Facility Citibank NA, New York) (b)(f)	17,315,000	17,315,000
Series EGL 00 3002, 1.39% (Liquidity Facility Citibank NA, New York) (b)(f)	2,000,000	2,000,000
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN:
Series Merlots 00 EEE, 1.57% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(f)	5,100,000	5,100,000
Series PA 668, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	4,995,000	4,995,000
Series PA 751, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	9,800,000	9,800,000
Series Putters 193, 1.42% (Liquidity Facility J.P. Morgan Chase Bank) (b)(f)	6,795,000	6,795,000
Series ROC 00 8, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	13,845,000	13,845,000
Series ROC II 00 R20, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	28,235,000	28,235,000
Series ROC II R23, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	9,590,000	9,590,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series BA 00 C, 1.49% (Liquidity Facility Bank of America NA) (b)(f)	3,500,000	3,500,000
Series BS 99 80A, 1.35% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	11,000,000	11,000,000
Series MSDW 00 224, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	4,695,000	4,695,000
Series MSDW 01 524, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	13,395,000	13,395,000
Series MSDW 98 54, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	1,300,000	1,300,000
Series PA 902R, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	11,720,000	11,720,000
Series PT 588, 1.37% (Liquidity Facility Banco Santander Central Hispano SA) (b)(f)	20,995,000	20,995,000
Series ROC II 00 R21, 1.39% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(f)	3,000,000	3,000,000
New Jersey Transit Corp. Bonds Series MSDW 00 393, 2.7%, tender 1/17/02 (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)(g)	13,595,000	13,595,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New Jersey - continued
North Hudson Swr. Auth. Swr. Rev. Bonds Series 2001 B, 1.75%, tender 1/10/02 (MBIA Insured) (BPA First Union Nat'l. Bank, North Carolina) (a)(b)	$ 8,155,000	$ 8,155,000
Ocean Township Gen. Oblig. BAN 3.25% 5/24/02	8,355,000	8,372,413
Princeton Borough Gen. Oblig. BAN 2.5% 11/15/02	4,950,000	4,983,936
Rahway Gen. Oblig. BAN 4.4% 12/18/01	6,200,000	6,200,692
Raritan Township Gen. Oblig. BAN 3% 9/12/02	8,235,000	8,263,807
Red Bank Borough Gen. Oblig. BAN 2.25% 8/13/02	6,031,500	6,041,866
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Participating VRDN:
Series MSDW 00 380, 1.39% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(f)	19,420,000	19,420,000
Series PA 357, 1.37% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	7,660,000	7,660,000
Somerset County Indl. Poll. Cont. Fing. Auth. Rev. (American Cyanamid Co. Proj.) 1.75% (American Home Products Corp. Guaranteed), VRDN (b)	4,100,000	4,100,000
Union County Gen. Oblig. BAN 3.5% 2/22/02	33,900,000	33,920,871
Union County Impt. Auth. Rev. (Cedar Glen Hsg. Corp. Proj.) 1.5%, LOC Fannie Mae, VRDN (b)(e)	10,000,000	10,000,000
West Windsor Plainsboro Reg'l. School District BAN 3.25% 7/23/02	13,000,000	13,048,639
		860,846,473
New York & New Jersey - 14.4%
Port Auth. New York & New Jersey:
Participating VRDN:
Series PT 418, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	4,000,000	4,000,000
Series PT 440, 1.36% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	4,605,000	4,605,000
Series ROC II R43, 1.44% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(e)(f)	6,310,000	6,310,000
Series ROC II R95, 1.44% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (b)(e)(f)	6,155,000	6,155,000
Series SG 96 52, 1.36% (Liquidity Facility Societe Generale) (b)(e)(f)	7,485,000	7,485,000
Series 1991, 1.7%, VRDN (b)(e)(g)	8,800,000	8,800,000
Series 1992, 1.575%, VRDN (b)(g)	6,800,000	6,800,000
Series 1995, 1.575%, VRDN (b)(e)(g)	9,400,000	9,400,000
Series 1996 2, 2%, VRDN (b)(e)	3,500,000	3,500,000
Series 1997 1, 1.575%, VRDN (b)(g)	8,900,000	8,900,000
Series 1997 1A, 1.9%, VRDN (b)	2,800,000	2,800,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York & New Jersey - continued
Port Auth. New York & New Jersey: - continued
Series B, 2% 12/14/01, CP	$ 9,250,000	$ 9,250,000
Port Auth. New York & New Jersey Spl. Oblig. Rev.:
Participating VRDN:
Series FRRI 00 N18, 1.55% (Liquidity Facility Bank of New York NA) (b)(e)(f)	13,400,000	13,400,000
Series LB 00 L17, 1.55% (Liquidity Facility Lehman Brothers, Inc.) (b)(e)(f)	17,200,000	17,200,000
Series MSDW 00 243, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)(f)	6,330,000	6,330,000
Series MSDW 00 331, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)(f)	14,330,000	14,330,000
Series MSDW 00 353, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)(f)	5,870,000	5,870,000
Series MSDW 98 157, 1.44% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)(f)	3,080,000	3,080,000
Series 1R, 1.8% (BPA Bayerische Landesbank Girozentrale), VRDN (b)(e)	4,200,000	4,200,000
Series 2, 1.65%, VRDN (b)	14,600,000	14,600,000
Series 6, 1.75%, VRDN (b)(e)	4,000,000	4,000,000
		161,015,000
	Shares
Other - 6.2%
Fidelity Municipal Cash Central Fund, 1.57% (c)(d)	69,541,180	69,541,180
TOTAL INVESTMENT PORTFOLIO - 98.4%		1,101,362,653
NET OTHER ASSETS - 1.6%		17,368,730
NET ASSETS - 100%		$ 1,118,731,383
Total Cost for Income Tax Purposes $ 1,101,362,653
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
New Jersey Transit Corp. Bonds Series MSDW 00 393, 2.7%, tender 1/17/02 (Liquidity Facility Morgan Stanley Dean Witter & Co.)	7/19/01	$ 13,595,000
Port Auth. New York & New Jersey: Series 1991, 1.7%, VRDN	6/18/91	$ 8,800,000
Series 1992, 1.575%, VRDN	2/14/92	$ 6,800,000
Series 1995, 1.575%, VRDN	9/15/95	$ 9,400,000
Series 1997 1, 1.575%, VRDN	9/15/97	$ 8,900,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $47,495,000 or 4.2% of net assets.

Income Tax Information

During the fiscal year ended November 30, 2001, 100.00% of the fund's income dividends was free from federal income tax, and 27.30% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 1,101,362,653
Cash		17,217,193
Receivable for fund shares sold		9,623,043
Interest receivable		8,836,227
Other receivables		48,968
Prepaid expenses		2,533
Total assets		1,137,090,617
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 9,561,860
Payable for fund shares redeemed	8,303,005
Accrued management fee	348,853
Other payables and accrued expenses	145,516
Total liabilities		18,359,234
Net Assets		$ 1,118,731,383
Net Assets consist of:
Paid in capital		$ 1,118,727,675
Accumulated undistributed net realized gain (loss) on investments		3,708
Net Assets, for 1,118,632,352 shares outstanding		$ 1,118,731,383
Net Asset Value, offering price and redemption price per share ($1,118,731,383 ÷ 1,118,632,352 shares)		$1.00

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 30,676,934
Expenses
Management fee	$ 3,904,253
Transfer agent fees	1,256,839
Accounting fees and expenses	130,145
Non-interested trustees' compensation	3,654
Custodian fees and expenses	17,056
Registration fees	70,538
Audit	25,693
Legal	5,009
Miscellaneous	31,102
Total expenses before reductions	5,444,289
Expense reductions	(476,514)	4,967,775
Net investment income		25,709,159
Net realized gain (loss) on investment securities		3,708
Net increase (decrease) in net assets resulting from operations		$ 25,712,867

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 25,709,159	$ 28,574,254
Net realized gain (loss)	3,708	95,786
Net increase (decrease) in net assets resulting from operations	25,712,867	28,670,040
Distributions to shareholders from net investment income	(25,709,159)	(28,574,254)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,753,520,232	3,123,719,645
Reinvestment of distributions from net investment income	25,385,615	28,010,309
Cost of shares redeemed	(2,586,728,867)	(2,923,201,063)
Net increase (decrease) in net assets and shares resulting from share transactions	192,176,980	228,528,891
Total increase (decrease) in net assets	192,180,688	228,624,677
Net Assets
Beginning of period	926,550,695	697,926,018
End of period	$ 1,118,731,383	$ 926,550,695

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.025	.034	.026	.029	.030
Less Distributions
From net investment income	(.025)	(.034)	(.026)	(.029)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	2.55%	3.50%	2.68%	2.93%	3.03%
Ratios to Average Net Assets B
Expenses before expense reductions	.53%	.55%	.58%	.60%	.61%
Expenses net of voluntary waivers, if any	.53%	.55%	.58%	.60%	.61%
Expenses net of all reductions	.48%	.55%	.58%	.59%	.61%
Net investment income	2.49%	3.47%	2.65%	2.90%	2.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,118,731	$ 926,551	$ 697,926	$ 590,490	$ 487,661

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Spartan New Jersey Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan New Jersey Municipal Money Market Fund and Fidelity® New Jersey Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of New Jersey. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium is accrued as earned. For the money market funds, interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses due to futures transactions.

In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Spartan New Jersey Municipal Income Fund	.25%	.13%	.38%
Fidelity New Jersey Municipal Money Market Fund	.25%	.13%	.38%

As Spartan New Jersey Municipal Money Market Fund's investment advisor, FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee that is computed at an annual rate of .50% of the fund's average net assets. Effective October 25, 2001, FMR voluntarily agreed to reduce the management fee rate from .50% to .43%. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan New Jersey Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,496 for the period. Effective October 31, 2001, these transaction fees were eliminated.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity New Jersey Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan New Jersey Municipal Income Fund	.07%
Fidelity New Jersey Municipal Money Market Fund	.12%

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Spartan New Jersey Municipal Money Market Fund	$ 466,651
Fidelity New Jersey Municipal Money Market Fund	$ 2,168,546

Money Market Insurance. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the money market funds, along with other money market funds advised by FMR or its affiliates, have entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. Each fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. Fidelity New Jersey Municipal Money Market pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. FMR has borne the cost of Spartan New Jersey Municipal Money Market Fund's premium payable to FIDFUNDS. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

5. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective October 25, 2001, FMR agreed to reimburse Spartan New Jersey Municipal Money Market Fund to the extent operating expenses exceeded .35% of average net assets.

	Expense Limitations	Reimbursement from adviser

Spartan New Jersey Municipal Money Market Fund	0.35%	$ 39,407

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

Through arrangements with the income fund's and Fidelity New Jersey Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan New Jersey Municipal Income Fund	$ 7,826	$ 298,144	$ 83,523
Fidelity New Jersey Municipal Money Market Fund	17,056	459,458	0

In addition, through an arrangement with the Spartan New Jersey Municipal Money Market Fund's custodian and transfer agent, $176,322 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Spartan New Jersey Municipal Income Fund, Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund ( funds of Fidelity Court Street Trust II) at November 30, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

The Board of Trustees of Spartan New Jersey Municipal Income Fund voted to pay on December 31, 2001, to shareholders of record at the opening of business on December 28, 2001, a distribution of $.046 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

George A. Fischer, Vice President -
Income Fund

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

NJN-ANN-0102 153016
1.539150.104

Spartan®

Florida Municipal
Income Fund

and

Fidelity®
Florida Municipal
Money Market Fund

(formerly Spartan Florida
Municipal Money Market Fund)

Annual Report

November 30, 2001

(2_fidelity_logos)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Florida Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Florida Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

After turning in subpar performances for most of 2001, equity markets rallied in October and November as signs of improvements in the U.S. economy and a potential federal government fiscal stimulus package gave many investors reason for optimism. The good news for stocks had the opposite effect on bonds. Many investment-grade bonds experienced steep price corrections in November in anticipation of a sharper-than-expected return to economic growth.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Florida Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Spartan® FL Municipal Income	8.60%	31.50%	94.73%
LB Florida Municipal Bond	8.75%	33.84%	n/a*
Florida Municipal Debt Funds Average	7.78%	27.13%	n/a*

Cumulative total returns show the fund's performance over a set period - in this case, one year, five years or since the fund started on March 16, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Florida Municipal Bond Index - a market value-weighted index of Florida investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 60 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Spartan FL Municipal Income	8.60%	5.63%	7.10%
LB Florida Municipal Bond	8.75%	6.00%	n/a*
Florida Municipal Debt Funds Average	7.78%	4.91%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Florida Municipal Income Fund

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Florida Municipal Income Fund on March 31, 1992, shortly after the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $19,386 - a 93.86% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,127 - a 91.27% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Spartan Florida Municipal Income Fund

Performance - continued

Total Return Components

	Years ended November 30,
	2001	2000	1999	1998	1997
Dividend returns	4.89%	5.15%	4.39%	4.77%	5.00%
Capital returns	3.71%	2.29%	-6.04%	2.63%	1.69%
Total returns	8.60%	7.44%	-1.65%	7.40%	6.69%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended November 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.30¢	26.23¢	52.78¢
Annualized dividend rate	4.50%	4.53%	4.61%
30-day annualized yield	3.65%	-	-
30-day annualized tax-equivalent yield	5.66%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.63 over the past one month, $11.54 over the past six months and $11.44 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 35.50% federal income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Florida Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

Ten interest-rate cuts by the Federal Reserve Board in the first 11 months of 2001, near-record levels of new issuance met by strong demand and attractively high tax-adjusted yields were all contributing factors to a strong year for the municipal bond market. During the 12-month period that ended November 30, 2001, the Lehman Brothers Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 8.75%. Year to date through November, municipal bond sales stood at $251 billion, approximately 40% ahead of 2000's total for the same time period. The one-year record for municipal bond issuance is $292 billion, set in 1993, according to Thompson Financial. Recovery bonds issued by the city and state of New York in the aftermath of the September 11 tragedy were a key part of the volume, while interest rates approaching 40-year lows prompted many state and local governments to retire older, more-expensive debt with new issues at lower rates. Munis did experience some bumps late in 2001, but for completely different reasons. The terrorist acts in September caused a rush to the security of Treasury bonds, and munis tailed off slightly in response. Then, in November, equities stole the spotlight as some indicators pointed to the potential first signs of an economic recovery, and investor dollars flowed into the stock markets.

An interview with Christine Thompson, Portfolio Manager of Spartan Florida Municipal Income Fund(Portfolio Manager photograph)

Q. How did the fund perform, Christine?

A. It was a pretty good year for the municipal bond market and the fund. For the 12-month period that ended November 30, 2001, the fund had a total return of 8.60%. To get a sense of how the fund did relative to its competitors, the Florida municipal debt funds average returned 7.78% for the same one-year period, according to Lipper Inc. Additionally, the Lehman Brothers Florida Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 8.75%.

Q. What drove the fund's performance and helped it beat its Lipper peer average?

A. Throughout the majority of the year, falling interest rates provided a boost for the overall municipal market and were the primary contributor to the fund's returns. The Federal Reserve Board cut interest rates 10 times during the period. As a result, municipal bond yields fell and their prices - which move in the opposite direction of their yields - moved higher through October. In November, however, investors pushed bond yields higher - and their prices lower - anticipating that the Fed was at or near the end of its campaign to lower interest rates and that the economy would enjoy a decent rebound in mid-2002. The fund's outperformance of its peers during the year was partly the result of the fact that I kept its overall interest-rate sensitivity in line with the market as a whole.

Annual Report

Spartan Florida Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Why did that approach lead to stronger returns?

A. Even though interest rates ended the period at significantly lower levels than a year ago, they were subject to a fair amount of volatility throughout the year as investors reacted to contradictory signs about the economy's strength and inflation. During periods when expectations for economic growth were at their most optimistic, interest rates and municipal bond yields drifted higher. Given that volatility, having too much or too little interest-rate sensitivity at the wrong time was perilous. Rather than speculate about the direction of interest rates, I emphasized attractively valued securities across the bond maturity spectrum.

Q. What other factors aided performance?

A. The fund's defensive positioning also was a plus during the year. By defensive, I'm referring to my focus on high-quality bonds and on municipal issues backed by streams of income that were less sensitive to the economy's slowdown. Throughout the year, I increased the fund's already high credit quality, with about 87% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. In addition, approximately half of the fund's investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond insurer. I chose to emphasize high-quality bonds because I didn't feel lower-quality bonds offered enough additional yield for their added risk and heightened susceptibility to an economic slowdown.

Q. Which types of economically resilient issuers were your focus?

A. Bonds issued by water and sewer entities - which are backed by fees - were a major area of emphasis. Higher-education issuers were another area of focus. Generally speaking, the colleges and universities in Florida continued to be supported by favorable demographic trends as the college-aged population expanded. I also focused on health care, selectively emphasizing those facilities that dominated their service area and had the ability to translate that competitive strength into higher prices.

Q. Were there any disappointments?

A. Yes, there was one frustrating aspect of the Florida municipal bond market during the past year. Even though the supply of Florida municipals was up about 50% compared to the previous 12-month period, what was available wasn't always in keeping with my overall strategies or priced attractively.

Q. What's ahead for the Florida municipal market?

A. For many Florida municipal bond issuers, the current economic climate is likely to result in declining tax receipts and expanding costs - such as stepped up security spending and increased unemployment benefits. So I'll proceed with a great deal of caution in choosing investments for the fund, continuing my focus on high-quality, economically resilient segments of the market. As for the market overall, municipals are priced very cheaply compared to their U.S. Treasury counterparts. Municipals could benefit to the extent that investors embrace those valuations.

Annual Report

Spartan Florida Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to provide a high level of current income exempt from federal income tax and the Florida intangible tax

Fund number: 427

Trading symbol: FFLIX

Start date: March 16, 1992

Size: as of November 30, 2001, more than $510 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"Not so long ago, the main question many Florida municipal issuers were struggling with was what to do with their growing surpluses. But now, the economic slump and the tragic events of September 11 have forced many issuers - most notably the state - to confront the dual challenges of declining revenues and increased spending. After years of enhancing services, scaling back taxes and building up their rainy day funds, the state legislature has been confronted with the difficult choice of where to trim spending as tax receipts dwindled. To help remedy this situation, the state's lawmakers have undergone a disciplined legislative process in which they've made prudent spending cuts while keeping the reserves intact. While these challenges currently are most acute at the state level, I expect there to be to be a ´trickle down' effect at the local level in the months to come. These developments serve to highlight how important it is for a municipal bond investor to ascertain an issuer's ability to weather the storm. Fidelity's credit research team pays very close attention to a variety of considerations, including the cyclicality of the state's revenues - that is, how sensitive those revenues are to an economic slowdown; the size of its rainy day fund and how willing the issuer is to draw on it to close budgetary gaps; and how actively the issuer is scaling back spending in response to reduced revenues."

Annual Report

Spartan Florida Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	16.6	14.3
Special Tax	14.3	13.5
Health Care	14.1	15.6
Water & Sewer	13.4	15.1
Transportation	12.5	13.8
Average Years to Maturity as of November 30, 2001
		6 months ago
Years	12.5	13.2
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of November 30, 2001
6 months ago
Years	6.4	6.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of November 30, 2001	As of May 31, 2001
Aaa 67.8%	Aaa 65.7%
Aa, A 18.8%	Aa, A 18.1%
Baa 10.6%	Baa 11.4%
Not Rated 2.8%	Not Rated 3.6%
Short-term Investments 0.0%	Short-term Investments 1.2%

Where Moody's ratings are not available, we have used S&P® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan Florida Municipal Income Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Bonds - 99.6%
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - 96.3%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Sys. Proj.):
6% 11/15/09 (Escrowed to Maturity) (c)	Baa1	$ 2,195,000	$ 2,376,790
6.05% 11/15/16 (Escrowed to Maturity) (c)	Baa1	6,230,000	7,007,193
Bay County Wtr. Sys. Rev. 5.7% 9/1/30 (AMBAC Insured)	Aaa	10,605,000	11,257,519
Boynton Beach Util. Sys. Rev. 5.5% 11/1/17 (FGIC Insured) (e)	AAA	2,965,000	3,072,896
Broward County Arpt. Sys. Rev.:
Series 1998 H1, 5.25% 10/1/11 (AMBAC Insured) (b)	Aaa	1,505,000	1,577,993
Series H1:
4.5% 10/1/03 (AMBAC Insured) (b)	Aaa	3,425,000	3,527,613
4.5% 10/1/04 (AMBAC Insured) (b)	Aaa	3,280,000	3,396,768
Broward County Gen. Oblig. Series 2001 A, 5.25% 1/1/21	Aa1	3,500,000	3,550,225
Broward County Hsg. Fin. Auth. Single Family Mtg. Rev. 6.65% 8/1/21 (b)	Aaa	870,000	910,733
Cap. Projs. Fin. Auth. Student Hsg. Rev.:
5.5% 10/1/11 (MBIA Insured)	Aaa	2,275,000	2,497,427
5.5% 10/1/12 (MBIA Insured)	Aaa	1,460,000	1,583,896
5.5% 10/1/13 (MBIA Insured)	Aaa	1,265,000	1,364,252
Cape Canaveral Hosp. District Rev. 5.25% 1/1/18	A1	4,045,000	3,965,799
Clearwater Impt. Rev. Series 2001, 5.25% 2/1/22 (FSA Insured)	Aaa	2,200,000	2,226,488
Dade County Aviation Rev.:
(Miami Int'l. Arpt. Proj.):
Series A:
5.75% 10/1/03 (FSA Insured) (b)	Aaa	1,800,000	1,891,314
6% 10/1/08 (FSA Insured) (b)	Aaa	4,175,000	4,600,850
Series B, 5% 10/1/11 (FSA Insured) (b)	Aaa	3,300,000	3,399,066
Series B, 6.3% 10/1/05 (AMBAC Insured)	Aaa	1,200,000	1,312,260
Series C, 5.5% 10/1/11 (MBIA Insured)	Aaa	5,200,000	5,577,676
Series D, 5.75% 10/1/09 (AMBAC Insured) (b)	Aaa	2,125,000	2,291,983
Series Y, 5.3% 10/1/05	Aa3	3,460,000	3,647,082
Dade County Gen. Oblig.:
Series CC, 6.8% 10/1/03 (AMBAC Insured)	Aaa	1,050,000	1,130,472
Series DD, 7.7% 10/1/07 (AMBAC Insured)	Aaa	1,000,000	1,203,560
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Dade County Guaranteed Entitlement Rev. 0% 8/1/18 (AMBAC Insured) (Pre-Refunded to 2/1/06 @ 40.446) (c)	Aaa	$ 14,835,000	$ 5,139,586
Dade County Resource Recovery Facilities Rev. 5.5% 10/1/09 (AMBAC Insured) (b)	Aaa	5,000,000	5,363,150
Dade County Spl. Oblig. Series B:
0% 10/1/03 (AMBAC Insured)	Aaa	4,160,000	3,970,138
0% 10/1/04 (AMBAC Insured)	Aaa	5,045,000	4,621,624
0% 10/1/16 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 63.072) (c)	Aaa	4,300,000	2,037,039
0% 10/1/21 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 45.5634) (c)	Aaa	4,140,000	1,416,791
0% 10/1/23 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 40.1315) (c)	Aaa	12,230,000	3,686,367
Dade County Wtr. & Swr. Sys. Rev. 5.25% 10/1/21 (FGIC Insured)	Aaa	2,970,000	3,019,421
Dunedin Hosp. Rev. (Mease Health Care Proj.) 5.25% 11/15/06 (MBIA Insured)	Aaa	1,400,000	1,463,574
Duval County Hsg. Fin. Auth. Single Family Mtg. Rev. Series C, 7.7% 9/1/24 (FGIC Insured)	Aaa	275,000	280,107
Duval County School District 6.3% 8/1/06 (AMBAC Insured)	Aaa	5,000,000	5,216,900
Escambia County Sales Tax Rev. 5.55% 1/1/07 (FGIC Insured)	Aaa	2,000,000	2,097,360
Escambia County Health Facilities Auth. Health Facilities Rev.:
(Baptist Hosp. & Baptist Manor Proj.):
5% 10/1/07	A3	1,210,000	1,245,719
6.75% 10/1/14	A3	400,000	415,764
6.75% 10/1/14 (Pre-Refunded to 10/1/03 @ 102) (c)	A3	2,555,000	2,801,787
(Baptist Hosp., Inc. Proj.) Series B, 6% 10/1/14	A3	2,825,000	2,845,764
Escambia County Utils. Auth. Util. Sys. Rev. Series B, 6.25% 1/1/15 (FGIC Insured)	Aaa	1,500,000	1,732,785
Florida Board of Ed. Cap. Outlay:
(Pub. Ed. Proj.):
Series 2001 E:
5% 6/1/04	Aa2	2,945,000	3,097,522
5% 6/1/05	Aa2	3,090,000	3,273,268
Series B:
5.5% 6/1/12	Aa2	7,945,000	8,640,188
5.625% 6/1/08 (Pre-Refunded to 6/1/05 @ 101) (c)	Aaa	1,000,000	1,092,560
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Florida Board of Ed. Cap. Outlay: - continued
(Pub. Ed. Proj.): - continued
Series C, 5.75% 6/1/29 (FGIC Insured)	Aaa	$ 2,000,000	$ 2,117,480
Series E, 5.625% 6/1/29	Aa2	3,000,000	3,131,910
Series F, 5.5% 6/1/17	Aa2	3,000,000	3,133,290
Series B, 5% 6/1/13	Aa2	2,975,000	2,982,943
Florida Board of Ed. Lottery Rev.:
Series 2000 A, 5.75% 7/1/11 (FGIC Insured)	Aaa	1,000,000	1,114,040
Series A, 5.5% 7/1/09 (AMBAC Insured)	Aaa	6,000,000	6,546,600
Florida Board of Ed. Pub. Ed.:
Series 2000 A, 5.25% 6/1/24	Aa2	1,400,000	1,409,688
Series A, 5.125% 6/1/30	Aa2	1,360,000	1,353,241
Florida Dept. Envir. Protection Preservation Rev. Series 2001 A, 5.25% 7/1/08 (FSA Insured)	Aaa	5,000,000	5,369,600
Florida Division of Bond Fin. Dept. Gen. Svcs. Revs.:
(Dept. of Envir. Preservation Proj.) Series 2000 A:
5.7% 7/1/09 (AMBAC Insured) (Pre-Refunded to 7/1/05 @ 101) (c)	Aaa	3,000,000	3,290,790
5.75% 7/1/08 (AMBAC Insured)	Aaa	1,080,000	1,181,412
5.75% 7/1/11 (AMBAC Insured) (Pre-Refunded to 7/1/05 @ 101) (c)	Aaa	3,000,000	3,295,830
(Dept. of Envir. Protection Proj.) Series 1997 B, 6% 7/1/10 (AMBAC Insured)	Aaa	1,030,000	1,164,158
Florida Hsg. Fin. Agcy. Rev. (Single Family Mtg. Prog.):
Series A:
6.35% 7/1/14	Aaa	860,000	898,554
6.55% 7/1/14 (b)	Aaa	1,315,000	1,381,079
Series B, 6.55% 7/1/17 (b)	Aaa	855,000	892,133
Florida Mid-Bay Bridge Auth. Rev. Series A, 6.875% 10/1/22 (Escrowed to Maturity) (c)	-	3,000,000	3,701,970
Gainesville Utils. Sys. Rev.:
Series A, 5.2% 10/1/22	Aa3	3,270,000	3,291,811
Series B, 5.5% 10/1/13	Aa3	1,500,000	1,599,630
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series A, 6.5% 10/1/05 (FGIC Insured) (b)	Aaa	3,550,000	3,717,773
Gulf Breeze Rev.:
Series 1985 C, 5%, tender 12/1/12 (FGIC Insured) (a)	Aaa	1,825,000	1,899,533
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Gulf Breeze Rev.: - continued
Series 1985 E:
4.375%, tender 12/1/04 (FGIC Insured) (a)	Aaa	$ 1,000,000	$ 1,041,350
4.625%, tender 12/1/05 (FGIC Insured) (a)	Aaa	1,040,000	1,092,291
5%, tender 12/1/11 (FGIC Insured) (a)	Aaa	1,330,000	1,398,867
5%, tender 12/1/13 (FGIC Insured) (a)	Aaa	1,465,000	1,511,235
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) Series 2001 A, 6% 11/15/31	Baa1	2,300,000	2,309,752
Hillsborough County Gen. Oblig. (Environmentally Sensitive Lands Acquisition & Protection Proj.) 6% 7/1/02 (AMBAC Insured)	Aaa	2,080,000	2,127,299
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 1999 A, 5.625% 8/15/19	Baa1	5,000,000	4,842,600
Hillsborough County Port District Spl. Refing. Rev. (Tampa Port Auth. Proj.):
6.5% 6/1/03 (FSA Insured) (b)	Aaa	2,000,000	2,112,580
6.5% 6/1/05 (FSA Insured) (b)	Aaa	2,000,000	2,203,040
Hillsborough County School Board Ctfs. of Ptrn. (Master Lease Prog.) Series A, 5.25% 7/1/22 (MBIA Insured)	Aaa	4,905,000	4,949,243
Hillsborough County Util. Rev.:
Series A:
0% 8/1/05 (MBIA Insured)	Aaa	6,000,000	5,298,600
0% 8/1/06 (MBIA Insured)	Aaa	4,500,000	3,783,510
0% 8/1/07 (MBIA Insured)	Aaa	6,500,000	5,189,859
5% 8/1/05 (AMBAC Insured)	Aaa	4,000,000	4,250,640
5.5% 8/1/11 (AMBAC Insured)	Aaa	5,250,000	5,749,695
Jacksonville Elec. Auth. Rev.:
(Saint Johns River Proj.):
Series 10 Issue 2, 6.5% 10/1/03	Aa2	1,500,000	1,591,200
Series 16 Issue 2, 5.375% 10/1/13	Aa2	4,000,000	4,146,320
Series A, 6.125% 10/1/39	Aa3	4,160,000	4,546,131
Jacksonville Excise Tax Rev.:
Impt. Series B:
5.5% 10/1/10 (FGIC Insured) (b)	Aaa	1,540,000	1,664,263
5.5% 10/1/11 (FGIC Insured) (b)	Aaa	2,730,000	2,935,241
6.25% 10/1/05 (AMBAC Insured)	Aaa	1,000,000	1,049,050
Jacksonville Health Facilities Auth. Hosp. Rev. (Charity Obligated Group Proj.) Series A:
5.25% 8/15/08 (MBIA Insured)	Aaa	3,720,000	3,971,695
5.5% 8/15/05 (MBIA Insured)	Aaa	1,600,000	1,721,984
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Jacksonville Health Facilities Auth. Indl. Dev. Rev. (Cypress Village/Nat'l. Benevolent Assoc. Proj.):
6.25% 12/1/23	Baa2	$ 2,710,000	$ 2,712,818
7% 12/1/14	Baa1	1,000,000	1,032,900
7% 12/1/22	Baa1	2,000,000	2,065,800
8% 12/1/24	Baa2	2,740,000	2,928,375
Jacksonville Indl. Dev. Rev. (Cargill, Inc. Proj.) 6.4% 3/1/11 (f)	-	1,250,000	1,279,725
Jacksonville Port Auth. Arpt. Rev. 5% 10/1/05 (FGIC Insured) (b)	Aaa	2,550,000	2,672,120
Jacksonville Sales Tax Rev. (River City Renaissance Proj.) 5.65% 10/1/14 (FGIC Insured) (Pre-Refunded to 10/1/05 @ 101) (c)	Aaa	1,900,000	2,091,615
Lakeland Elec. & Wtr. Rev.:
Series B, 6.3% 10/1/02 (FSA Insured)	Aaa	5,180,000	5,360,575
0% 10/1/09 (FGIC Insured) (Escrowed to Maturity) (c)	Aaa	2,340,000	1,669,894
Lakeland Energy Sys. Rev. Series B, 5.5% 10/1/40 (MBIA Insured)	Aaa	3,000,000	3,099,810
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/07 (MBIA Insured)	Aaa	2,310,000	2,535,756
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.):
Series A:
5.25% 11/15/07	BBB-	1,250,000	1,245,575
5.5% 11/15/09	BBB-	800,000	799,504
5.5% 11/15/29	BBB-	5,750,000	5,141,133
Series C, 5.5% 11/15/29	BBB-	4,075,000	3,643,498
Leesburg Hosp. Rev. (Leesburg Reg'l. Med. Ctr. Proj.) Series B, 5.625% 7/1/13	A2	2,795,000	2,834,969
Martin County Utils. Sys. Rev. 5.5% 10/1/16 (FGIC Insured)	Aaa	1,265,000	1,338,484
Melbourne Arpt. Rev.:
6.25% 10/1/02 (MBIA Insured) (b)	Aaa	260,000	268,177
6.25% 10/1/03 (MBIA Insured) (b)	Aaa	270,000	286,324
6.5% 10/1/04 (MBIA Insured) (b)	Aaa	290,000	315,123
6.5% 10/1/05 (MBIA Insured) (b)	Aaa	310,000	342,516
6.5% 10/1/06 (MBIA Insured) (b)	Aaa	325,000	361,845
6.75% 10/1/07 (MBIA Insured) (b)	Aaa	350,000	398,311
6.75% 10/1/08 (MBIA Insured) (b)	Aaa	375,000	430,958
6.75% 10/1/09 (MBIA Insured) (b)	Aaa	400,000	460,540
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Melbourne Arpt. Rev.: - continued
6.75% 10/1/10 (MBIA Insured) (b)	Aaa	$ 425,000	$ 494,441
Miami Beach Stormwater Rev.:
5.375% 9/1/30 (FGIC Insured)	Aaa	1,000,000	1,019,570
5.75% 9/1/13 (FGIC Insured)	Aaa	1,380,000	1,524,734
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	Aaa	6,000,000	6,258,600
Miami-Dade County Aviation Rev.:
Series A, 5% 10/1/05 (FGIC Insured) (b)	Aaa	2,550,000	2,677,220
Series C, 5.25% 10/1/12 (MBIA Insured) (b)	Aaa	5,185,000	5,380,734
Miami-Dade County Edl. Facilities Auth. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	Aaa	6,520,000	6,948,364
Miami-Dade County School Board Ctfs. of Prtn. Series A:
5.75% 10/1/12 (FSA Insured)	Aaa	2,530,000	2,762,887
5.75% 10/1/13 (FSA Insured)	Aaa	2,030,000	2,197,252
5.75% 10/1/14 (FSA Insured)	Aaa	2,000,000	2,151,100
North Miami Edl. Facilities Rev. (Johnson & Wales Univ. Proj.) Series A, 6.125% 4/1/20	-	6,605,000	6,809,359
Orange County Health Facilities Auth. Rev.:
(Adventist Health Sys./Sunbelt Oblig. Group Proj.):
5.75% 11/15/05 (AMBAC Insured)	Aaa	2,735,000	2,976,637
6.5% 11/15/30	Baa1	2,500,000	2,654,625
(Orlando Reg'l. Health Care Sys. Proj.):
Series 1999 D, 5.75% 10/1/11 (MBIA Insured)	Aaa	4,200,000	4,634,322
Series A, 6.25% 10/1/18 (MBIA Insured)	Aaa	2,500,000	2,864,800
Series A, 6% 10/1/05 (MBIA Insured)	Aaa	1,465,000	1,600,908
Orange County Hsg. Fin. Auth. Single Family Mtg. Rev. (Mtg. Backed Securities Prog.) 6.4% 10/1/14 (b)	AAA	1,110,000	1,164,257
Orange County Tourist Dev. Tax Rev.:
5.5% 10/1/22 (AMBAC Insured)	Aaa	3,270,000	3,378,989
5.5% 10/1/31 (AMBAC Insured)	Aaa	7,500,000	7,740,150
Orlando & Orange County Expressway Auth. Rev. 5.097% 7/1/04 (FGIC Insured)	Aaa	6,600,000	6,915,282
Orlando Utils. Commission Wtr. & Elec. Rev.:
Series 2001, 5.25% 10/1/20	Aa1	7,000,000	7,106,330
Sub Series D, 6.75% 10/1/17	Aa2	7,250,000	8,728,058
5.538% 10/31/13 (Pre-Refunded to 10/1/03 @ 102) (c)	Aa2	9,400,000	10,114,870
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Palm Beach County Gen. Oblig. (Land Acquisition Proj.) Series A:
5.375% 6/1/13	Aa1	$ 2,260,000	$ 2,403,126
5.5% 6/1/15	Aa1	1,000,000	1,060,210
Palm Beach County Health Facilities Auth. Rev. (Adult Communities Total Svcs., Inc. Oblig. Group Proj.) 5.625% 11/15/20	A-	2,930,000	2,926,718
Palm Beach County School Board Ctfs. of Prtn. Series A, 5.5% 8/1/21 (AMBAC Insured)	Aaa	2,500,000	2,622,175
Palm Beach County School District 5% 8/1/07 (MBIA Insured) (e)	Aaa	7,000,000	7,342,090
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
5.75% 4/1/04 (AMBAC Insured) (b)	Aaa	3,380,000	3,575,905
6% 4/1/08 (AMBAC Insured) (b)	Aaa	2,400,000	2,628,936
6% 4/1/10 (AMBAC Insured) (b)	Aaa	5,770,000	6,378,735
6% 4/1/11 (AMBAC Insured) (b)	Aaa	5,000,000	5,543,200
Pensacola Arpt. Rev. Series A, 6.125% 10/1/18 (MBIA Insured) (b)	Aaa	1,500,000	1,623,210
Plantation Health Facilities Auth. Rev. (Covenant Retirement Communities, Inc. Proj.) 7.75% 12/1/22 (Pre-Refunded to 12/1/02 @ 102) (c)	-	2,500,000	2,690,900
Polk County Indl. Dev. Auth. Indl. Dev. Rev. (Winter Haven Hosp. Proj.) Series 2, 6.25% 9/1/15 (MBIA Insured)	Aaa	1,380,000	1,456,217
Saint Petersburg Pub. Impt. Rev. 5% 2/1/10 (MBIA Insured)	Aaa	5,895,000	6,235,200
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/09 (AMBAC Insured) (e)	Aaa	2,560,000	2,670,490
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Health Sys. Oblig. Group Proj.) 5.5% 10/1/05 (MBIA Insured)	Aaa	1,980,000	2,135,866
Sumter County School District Rev. (Multi-District Ln. Prog.) 7.15% 11/1/15 (FSA Insured)	Aaa	995,000	1,246,347
Sunrise Util. Sys. Rev. Series A, 0% 10/1/02 (AMBAC Insured)	Aaa	1,000,000	981,130
Sunshine State Govt. Fing. Commission Rev. Series A, 5.5% 10/1/05 (FGIC Insured)	Aaa	1,000,000	1,082,460
Tampa Bay Wtr. Util. Sys. Rev.:
Series 1999, 5.75% 10/1/29 (FGIC Insured) (Pre-Refunded to 10/1/11 @ 100) (c)	Aaa	7,320,000	8,212,454
Series B, 5.125% 10/1/12 (FGIC Insured)	Aaa	3,005,000	3,156,031
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Florida - continued
Tampa Gen. Oblig.:
(Allegeny Health Sys./Saint Joseph Proj.) 6.75% 12/1/17 (MBIA Insured) (Pre-Refunded to 12/1/01 @ 102) (c)	Aaa	$ 150,000	$ 153,000
(Catholic Health East Proj.) Series A1:
4.7% 11/15/10 (MBIA Insured)	Aaa	1,500,000	1,514,475
5.5% 11/15/08 (MBIA Insured)	Aaa	1,000,000	1,067,630
Tampa Sales Tax Rev. Series 2001 A:
5.375% 10/1/18 (AMBAC Insured)	Aaa	2,465,000	2,548,711
5.375% 10/1/19 (AMBAC Insured)	Aaa	2,650,000	2,731,011
Tampa Sports Auth. Rev. (Stadium Proj.) 6% 1/1/05 (MBIA Insured)	Aaa	2,235,000	2,416,661
Tampa Util. Tax & Spl. Rev.:
6% 10/1/03 (AMBAC Insured)	Aaa	3,095,000	3,291,223
6% 10/1/04 (AMBAC Insured)	Aaa	3,000,000	3,255,210
Tampa Wtr. & Swr. Rev.:
5.5% 10/1/07 (FSA Insured) (e)	Aaa	1,970,000	2,080,753
6% 10/1/13 (FSA Insured) (e)	Aaa	1,000,000	1,086,180
Volusia County Edl. Facilities Auth. Rev. (Embry Riddle Aeronautical Univ. Proj.) Series A, 6.125% 10/15/16	Baa2	2,500,000	2,630,175
			491,953,442
Puerto Rico - 3.3%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	2,400,000	2,535,360
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series 2000 C, 6% 7/1/29	Baa1	3,000,000	3,284,400
Municipal Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.: - continued
Series B, 6% 7/1/39	Baa1	$ 8,500,000	$ 9,293,220
Puerto Rico Muni. Fin. Agcy. Series A, 5.5% 8/1/23 (FSA Insured)	Aaa	1,750,000	1,828,418
			16,941,398
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $485,416,391)	508,894,840
NET OTHER ASSETS - 0.4%	1,866,796
NET ASSETS - 100%	$ 510,761,636
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Jacksonville Indl. Dev. Rev. (Cargill, Inc. Proj.) 6.4% 3/1/11	7/9/92	$ 1,250,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	85.2%	AAA, AA, A	87.8%
Baa	8.5%	BBB	4.0%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 2.8%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	16.6%
Special Tax	14.3
Health Care	14.1
Water & Sewer	13.4
Transportation	12.5
Escrowed/Pre-Refunded	11.7
Electric Utilities	6.5
Others* (individually less than 5%)	10.9
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $138,006,653 and $56,375,015, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,279,725 or 0.3% of net assets.

Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $485,416,391. Net unrealized appreciation aggregated $23,478,449, of which $24,563,827 related to appreciated investment securities and $1,085,378 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $1,122,000 of which $1,115,000 and $7,000 will expire on November 30, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund

Financial Statements

|

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (cost $485,416,391) - See accompanying schedule		$ 508,894,840
Cash		5,725,765
Receivable for fund shares sold		9,647,996
Interest receivable		5,848,332
Other receivables		39,710
Total assets		530,156,643
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 16,221,453
Payable for fund shares redeemed	2,174,384
Distributions payable	764,627
Accrued management fee	160,112
Other payables and accrued expenses	74,431
Total liabilities		19,395,007
Net Assets		$ 510,761,636
Net Assets consist of:
Paid in capital		$ 487,786,812
Undistributed net investment income		798,179
Accumulated undistributed net realized gain (loss) on investments		(1,301,804)
Net unrealized appreciation (depreciation) on investments		23,478,449
Net Assets, for 44,371,086 shares outstanding		$ 510,761,636
Net Asset Value, offering price and redemption price per share ($510,761,636 ÷ 44,371,086 shares)		$11.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 23,861,266
Expenses
Management fee	$ 1,739,012
Transfer agent fees	316,317
Accounting fees and expenses	138,978
Non-interested trustees' compensation	1,770
Custodian fees and expenses	7,623
Registration fees	38,134
Audit	30,140
Legal	5,566
Miscellaneous	347
Total expenses before reductions	2,277,887
Expense reductions	(438,576)	1,839,311
Net investment income		22,021,955
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		26,522
Change in net unrealized appreciation (depreciation) on investment securities		14,709,869
Net gain (loss)		14,736,391
Net increase (decrease) in net assets resulting from operations		$ 36,758,346

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Florida Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 22,021,955	$ 19,483,402
Net realized gain (loss)	26,522	(998,377)
Change in net unrealized appreciation (depreciation)	14,709,869	9,608,839
Net increase (decrease) in net assets resulting from operations	36,758,346	28,093,864
Distributions to shareholders From net investment income	(21,223,527)	(19,516,398)
From net realized gain	(77,471)	(944,977)
In excess of net realized gain	-	(107,568)
Total distributions	(21,300,998)	(20,568,943)
Share transactions Net proceeds from sales of shares	159,871,166	88,784,441
Reinvestment of distributions	12,469,765	12,069,290
Cost of shares redeemed	(91,126,792)	(114,413,265)
Net increase (decrease) in net assets resulting from share transactions	81,214,139	(13,559,534)
Redemption fees	13,993	73,916
Total increase (decrease) in net assets	96,685,480	(5,960,697)
Net Assets
Beginning of period	414,076,156	420,036,853
End of period (including undistributed net investment income of $798,179 and $50,559, respectively)	$ 510,761,636	$ 414,076,156
Other Information Shares
Sold	13,952,346	8,202,621
Issued in reinvestment of distributions	1,089,726	1,111,899
Redeemed	(7,961,617)	(10,633,079)
Net increase (decrease)	7,080,455	(1,318,559)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 11.100	$ 10.880	$ 11.670	$ 11.420	$ 11.230
Income from Investment Operations Net investment income	.547 B	.535 B	.515	.526	.539
Net realized and unrealized gain (loss)	.393	.246	(.702)	.300	.190
Total from investment operations	.940	.781	(.187)	.826	.729
Less Distributions
From net investment income	(.528)	(.535)	(.515)	(.526)	(.539)
From net realized gain	(.002)	(.025)	(.090)	(.050)	-
In excess of net realized gain	-	(.003)	-	-	-
Total distributions	(.530)	(.563)	(.605)	(.576)	(.539)
Redemption fees added to paid in capital	.000	.002	.002	.000	.000
Net asset value, end of period	$ 11.510	$ 11.100	$ 10.880	$ 11.670	$ 11.420
Total Return A	8.60%	7.44%	(1.65)%	7.40%	6.69%
Ratios to Average Net Assets C
Expenses before expense reductions	.49%	.51%	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.49%	.51%	.55%	.55%	.55%
Expenses net of all reductions	.40%	.49%	.54%	.55%	.55%
Net investment income	4.78%	4.93%	4.56%	4.56%	4.81%
Supplemental Data
Net assets, end of period (000 omitted)	$ 510,762	$ 414,076	$ 420,037	$ 448,482	$ 408,391
Portfolio turnover rate	12%	30%	25%	24%	25%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® FL Municipal Money Market	2.69%	16.79%	32.10%
Florida Tax-Free Money Market Funds Average	2.43%	16.06%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 24, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 17 money market funds.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity FL Municipal Money Market	2.69%	3.15%	3.05%
Florida Tax-Free Money Market Funds Average	2.43%	3.02%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Florida Municipal Money Market Fund
Performance - continued

Yields

	12/3/01	9/3/01	5/28/01	2/26/01	11/27/00

Fidelity Florida Municipal Money Market Fund	1.52%	1.97%	2.77%	3.38%	3.95%

Florida Tax-Free Money Market Funds Average	1.24%	1.80%	2.54%	3.03%	3.54%

Fidelity Florida Municipal Money Market Fund - Tax-equivalent	2.36%	3.05%	4.29%	5.24%	6.12%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Florida tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective federal income tax rate of 35.50%. A portion of the fund's income may be subject to the federal alternative minimum tax. Figures for the Florida tax-free money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market will maintain a $1 share price.

3

Annual Report

Fidelity Florida Municipal Money Market Fund

Fund Talk: The Manager's Overview

Note to shareholders: Michael Marchese became Portfolio Manager of Fidelity Florida Municipal Money Market Fund on October 1, 2001.

Q. Mike, what was the investment environment like during the 12 months that ended November 30, 2001?

A. The economy continued to weaken throughout the period, culminating with the National Bureau of Economic Research's late-November announcement that the U.S. has been in a recession since March 2001. The slowdown was precipitated by a decline in industrial production, business spending, exports and consumer spending. Both businesses and consumers seemed to lose confidence in the economy as a result of large-scale layoffs and volatility in the stock markets. This confidence was shaken even further by the terrorist acts of September 11, as well as the resulting uncertainty concerning possible additional attacks and the duration of the war on terrorism. During this period, the Federal Reserve Board was resolute, trying to stimulate the economy by aggressively lowering the fed funds target rate - the rate banks charge each other for overnight loans. In the most aggressive rate-cutting program enacted in its history, the Fed lowered this rate 10 times through November 2001, from 6.50% at the beginning of the period to 2.00% at the end of November, the lowest level in nearly 40 years.

Q. Were there any developments of note specific to the fund during the period?

A. Yes, mainly the annual fluctuation in fund assets that occurred in December 2000 and January 2001. The fund looks to shield investors from the Florida intangible tax that is levied at the end of each calendar year. As such, the fund's assets grew from $500 million at the beginning of December 2000 to $1.5 billion at the beginning of January 2001. In December, we focused on providing the highest possible yield, while at the same time investing the significantly increased assets in a manner that maintained the fund's intangible tax exemption. In January, our focus shifted to liquidating positions in order to manage the outflow of assets; by the end of the month the fund's assets fell to $658 million.(Portfolio Manager photograph)

Q. What strategy was pursued with the fund during the rest of the period?

A. In periods of declining interest rates, we generally lengthen the average maturity of the fund in order to lock in attractive yields before they fall. However, at certain points, yields on longer-term fixed-rate notes were not as attractively valued as those offered by shorter-term alternatives. In addition, in January, April, September and December, cash flows into and out of the municipal money market caused the yields carried by short-term notes to affect fund performance more significantly than the average maturity of the fund did. Accordingly, our general strategy was to lengthen the fund's average maturity by finding opportunities along the yield curve that offered the best relative value, while taking advantage of the periodic cash-flow technicals - issues of supply and demand - to maximize fund performance.

Annual Report

Fidelity Florida Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2001, was 1.56%, compared to 3.87% 12 months ago. The more recent seven-day yield was the equivalent of a 2.42% taxable rate of return for Florida investors in the 35.50% federal income tax bracket. Through November 30, 2001, the fund's 12-month total return was 2.69%, compared to 2.43% for the Florida tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Mike?

A. Through the end of the period, yields on municipal money market securities remained very attractive relative to alternatives in the taxable money markets, a situation that is not unusual during periods of low absolute interest rates. Although municipal yields are relatively attractive, I am reluctant to lengthen the fund's maturity at this time. My hesitancy to do so results from my belief that the economy should recover from the current recession at some point during the next year. The Fed rate cuts we've witnessed this year should help spur such a rebound. However, the exact timing of the recovery is uncertain, especially given the mixed economic data we've seen lately. Accordingly, my strategy will most likely focus on maintaining a relatively neutral average maturity, taking advantage of opportunities along the yield curve as well as those unearthed by our credit research to maximize fund performance until I get a better feel for when the economy might turn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal income tax and the Florida intangible tax, as is consistent with preservation of capital and liquidity

Fund number: 428

Trading symbol: FSFXX

Start date: August 24, 1992

Size: as of November 30, 2001, more than $556 million

Manager: Michael Marchese, since October 2001; manager, several other Fidelity municipal money market funds; joined Fidelity in 1992

3

Annual Report

Fidelity Florida Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/01	% of fund's investments 5/31/01	% of fund's investments 11/30/00
0 - 30	65.4	76.1	70.4
31 - 90	17.7	12.0	6.6
91 - 180	8.5	7.9	18.9
181 - 397	8.4	4.0	4.1
Weighted Average Maturity
	11/30/01	5/31/01	11/30/00
Fidelity Florida Municipal Money Market Fund	44 Days	35 Days	40 Days
Florida Tax-Free Money Market Funds Average *	37 Days	30 Days	46 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2001	As of May 31, 2001
Variable Rate Demand Notes (VRDNs) 50.3%	Variable Rate Demand Notes (VRDNs) 64.5%
Commercial Paper (including CP Mode) 27.6%	Commercial Paper (including CP Mode) 23.4%
Tender Bonds 3.6%	Tender Bonds 0.0%
Municipal Notes 7.9%	Municipal Notes 4.5%
Other Investments 5.5%	Other Investments 7.4%
Net Other Assets 5.1%	Net Other Assets 0.2%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Florida Municipal Money Market Fund

Investments November 30, 2001

Showing Percentage of Net Assets

Municipal Securities - 94.9%
	Principal Amount	Value (Note 1)
California - 2.0%
California Gen. Oblig. Variable Rate TRAN Series 2001 B, 1.69% 6/28/02 (a)	$ 10,900,000	$ 10,900,059
Florida - 88.6%
Brevard County Edl. Facilities Auth. Rev. (Florida Institute of Technology Proj.) Series 2001 A, 1.8%, LOC Amsouth Bank NA, Birmingham, VRDN (a)	2,100,000	2,100,000
Brevard County School Board RAN 3.3% 5/3/02	11,000,000	11,013,418
Brevard County School District TAN 2.75% 6/28/02	4,900,000	4,917,969
Broward County Arpt. Sys. Rev. Participating VRDN Series Putters 207, 1.62% (Liquidity Facility J.P. Morgan Chase Bank) (a)(b)(c)	9,820,000	9,820,000
Broward County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN:
Series Merlots 01 A27, 1.72% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(b)(c)	3,595,000	3,595,000
Series PT 589, 1.64% (Liquidity Facility Banco Santander Central Hispano SA) (a)(b)(c)	3,125,000	3,125,000
Broward County Indl. Dev. Auth. Indl. Dev. Rev. (RIB Associates Proj.) Series 1989, 1.65%, LOC Suntrust Bank, VRDN (a)(b)	935,000	935,000
Broward County Indl. Dev. Rev. (Fast Real Estate Partners Ltd. Proj.) 1.65%, LOC Suntrust Bank, VRDN (a)(b)	1,500,000	1,500,000
Celebration Cmnty. Dev. District Spl. Assessment Bonds 5.35% 5/1/02 (MBIA Insured)	4,350,000	4,390,082
Clay County Hsg. Fin. Auth. Rev. Participating VRDN Series 2000 O, 1.64% (Liquidity Facility Bank of America NA) (a)(b)(c)	7,760,000	7,760,000
Collier County Hsg. Fin. Auth. Multi-family Rev. (Brittant Bay Apts. Proj.) Series 2001 A, 1.6%, LOC Key Bank Nat'l. Assoc., VRDN (a)(b)	3,350,000	3,350,000
Dade County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN Series PT 344, 1.69% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(b)(c)	495,000	495,000
Dade County Multi-family Hsg. Rev. (Biscayne View Apts. Proj.) Series 1993, 1.75% (Monumental Life Ins. Co. Guaranteed), VRDN (a)(b)	28,475,000	28,475,000
Escambia County Hsg. Fin. Auth. Single Family Mtg. Rev. Participating VRDN:
Series BA 01 C, 1.61% (Liquidity Facility Bank of America NA) (a)(b)(c)	2,410,000	2,410,000
Series PA 129, 1.64% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(c)	420,000	420,000
Series PT 519, 1.64% (Liquidity Facility BNP Paribas SA) (a)(b)(c)	3,000,000	3,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Escambia County Hsg. Fin. Rev. Participating VRDN Series RF 00 15, 1.69% (Liquidity Facility Bank of New York NA) (a)(b)(c)	$ 4,020,000	$ 4,020,000
Escambia County Solid Waste Disp. Rev. (Monsanto Co. Proj.) Series 1993, 1.75%, VRDN (a)(b)	5,300,000	5,300,000
Florida Board of Ed. Cap. Outlay Participating VRDN:
Series EGL 00 0902, 1.59% (Liquidity Facility Citibank NA, New York) (a)(c)	5,000,000	5,000,000
Series ROC II 136, 1.59% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(c)	4,800,000	4,800,000
Florida Board of Ed. Lottery Rev.:
Bonds Series B, 5% 7/1/02 (FGIC Insured)	5,000,000	5,082,329
Participating VRDN:
Series BS 01 160, 1.65% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(c)	2,415,000	2,415,000
Series EGL 01 0906, 1.59% (Liquidity Facility Citibank NA, New York) (a)(c)	3,000,000	3,000,000
Florida Division of Bond Fin. Dept. Gen. Svcs. Revs.:
Bonds (Dept. of Envir. Protection-Preservation Proj.) Series 2000 B, 5% 7/1/02 (FSA Insured)	2,000,000	2,025,932
Participating VRDN Series MSDW 00 317, 1.57% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(c)	1,100,000	1,100,000
Florida Gen. Oblig. Cap. Outlay Participating VRDN Series EGL 00 901, 1.59% (Liquidity Facility Citibank NA, New York) (a)(c)	6,100,000	6,100,000
Florida Gulf Coast Univ. Ctfs. of Prtn. Series 2000, 1.65%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	2,500,000	2,500,000
Florida Hsg. Fin. Corp. Rev.:
Participating VRDN:
Series 2000 J, 1.61% (Liquidity Facility Bank of America NA) (a)(b)(c)	4,995,000	4,995,000
Series CDC 00 N, 1.69% (Liquidity Facility Caisse des Depots et Consignations) (a)(b)(c)	4,350,000	4,350,000
Series FRRI 12, 1.75% (Liquidity Facility Bank of New York NA) (a)(b)(c)	10,505,000	10,505,000
Series PT 451, 1.64% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(b)(c)	3,650,000	3,650,000
(Riverside Apts. Proj.) Series 2000 1, 1.6%, LOC Bank of America NA, VRDN (a)(b)	4,100,000	4,100,000
(Timberline Apts. Proj.) Series 1999 P, 1.55%, LOC Key Bank Nat'l. Assoc., VRDN (a)(b)	1,000,000	1,000,000
(Waterford Pointe Apts. Proj.) Series 2000 E1, 1.6%, LOC Fannie Mae, VRDN (a)(b)	4,000,000	4,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Florida Local Govt. Fin. Auth. Rev.:
(Lake Wales Med. Centers, Inc. Proj.) Series 1994, 1.9%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	$ 2,290,000	$ 2,290,000
Series A:
2% 3/15/02, LOC First Union Nat'l. Bank, North Carolina, CP	915,000	915,000
2.1% 3/11/02, LOC First Union Nat'l. Bank, North Carolina, CP	4,000,000	4,000,000
2.1% 3/12/02, LOC First Union Nat'l. Bank, North Carolina, CP	2,900,000	2,900,000
2.1% 3/15/02, LOC First Union Nat'l. Bank, North Carolina, CP	4,800,000	4,800,000
2.1% 3/15/02, LOC First Union Nat'l. Bank, North Carolina, CP	1,050,000	1,050,000
2.25% 2/11/02, LOC First Union Nat'l. Bank, North Carolina, CP	2,600,000	2,600,000
2.6% 1/17/02, LOC First Union Nat'l. Bank, North Carolina, CP	2,720,000	2,720,000
2.75% 12/13/01, LOC First Union Nat'l. Bank, North Carolina, CP	1,300,000	1,300,000
Series B, 2.15% 3/12/02, LOC First Union Nat'l. Bank, North Carolina, CP (b)	2,573,000	2,573,000
Florida Tpk. Auth. Tpk. Rev. Participating VRDN Series MSDW 00 355, 1.57% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(c)	2,717,500	2,717,500
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series PA 535, 2.8%, tender 1/24/02 (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(c)(d)	4,800,000	4,800,000
Halifax Hosp. Med. Ctr. TAN 3.75% 3/15/02	4,000,000	4,004,960
Hillsborough County Aviation Auth. Rev. Series B, 2.2% 12/6/01, LOC Landesbank Baden-Wuerttemberg, CP (b)	3,000,000	3,000,000
Hillsborough County Hsg. Fin. Auth. Mtg. Rev. Bonds Series A2, 2.85% 8/1/02 (b)	1,850,000	1,850,000
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev.:
(Goodwill Inds.-Suncoast Proj.) Series 2001, 1.55%, LOC Suntrust Bank, VRDN (a)	7,000,000	7,000,000
(Vigo Importing Co. Proj.):
1.7%, LOC Bank of America NA, VRDN (a)(b)	900,000	900,000
1.75%, LOC Bank of America NA, VRDN (a)(b)	680,000	680,000
Hillsborough County Port District Spl. Refing. Rev. Bonds (Tampa Port Auth. Proj.) 6.5% 6/1/02 (FSA Insured) (b)	2,000,000	2,034,878
Jacksonville Elec. Auth. Rev. Participating VRDN Series Merlots 00 FF, 1.67% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(c)	9,980,000	9,980,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Jacksonville Gen. Oblig. 2.4% 1/4/02, CP	$ 3,000,000	$ 3,000,000
Kissimmee Util. Auth. Elec. Sys. Rev. Series 2000 A, 2.1% 1/3/02, CP	5,000,000	5,000,000
Lake County Indl. Dev. Auth. Rev. (U.S. Nutraceuticals LLC Proj.) Series 2001, 1.75%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(b)	2,000,000	2,000,000
Lakeland Elec. & Wtr. Rev. Participating VRDN Series EGL 96 0901, 1.66% (Liquidity Facility Citibank NA, New York) (a)(c)	5,600,000	5,600,000
Lee County Arpt. Rev. Participating VRDN Series PA 679R, 1.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(c)	2,750,000	2,750,000
Lee County Hosp. Board of Directors Hosp. Rev. Bonds (Lee Memorial Hosp. Proj.):
Series 1985 C, 2.45% tender 12/11/01, CP mode	1,300,000	1,300,000
Series 1992 B, 2.45% tender 12/11/01, CP mode	16,700,000	16,700,000
Series 1995 A, 2.05% tender 1/10/02, CP mode	6,300,000	6,300,000
Series 1997 B:
2.1% tender 12/5/01, CP mode	2,000,000	2,000,000
2.15% tender 12/7/01, CP mode	4,700,000	4,700,000
2.45% tender 12/11/01, CP mode	6,700,000	6,700,000
Lee County Hsg. Fin. Auth. Single Family Mtg. Rev. Bonds Series 2001 A, 2.3%, tender 10/25/02 (a)	10,220,000	10,225,628
Manatee County Hsg. Fin. Auth. Multi-family Hsg. Rev. (Centre Court Apts. Proj.) Series 2000 A, 1.6%, LOC Suntrust Bank, VRDN (a)(b)	3,850,000	3,850,000
Martin County Poll. Cont. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2000, 1.7%, VRDN (a)	12,900,000	12,900,000
Miami-Dade County Gen. Oblig.:
Series A:
1.75% 1/15/02, LOC J.P. Morgan Chase Bank, LOC State Street Bank & Trust Co., CP (b)	4,526,000	4,526,000
2.05% 1/8/02, LOC J.P. Morgan Chase Bank, LOC State Street Bank & Trust Co., CP (b)	10,918,000	10,918,000
2.1% 1/4/02, LOC J.P. Morgan Chase Bank, LOC State Street Bank & Trust Co., CP (b)	5,880,000	5,880,000
2.1% 1/4/02, LOC J.P. Morgan Chase Bank, LOC State Street Bank & Trust Co., CP (b)	2,915,000	2,915,000
2.15% 1/24/02, LOC J.P. Morgan Chase Bank, LOC State Street Bank & Trust Co., CP (b)	8,200,000	8,200,000
2.55% 1/11/02 (FGIC Insured), CP	5,200,000	5,200,000
2.6% 1/11/02, LOC J.P. Morgan Chase Bank, LOC State Street Bank & Trust Co., CP (b)	5,064,000	5,064,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Miami-Dade County Hsg. Fin. Auth. Participating VRDN Series Merlots 00 HHH, 1.72% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(b)(c)	$ 4,280,000	$ 4,280,000
Miami-Dade County Indl. Dev. Auth. Rev. (Airis Miami LLC Proj.) Series 1999 A, 1.5% (AMBAC Insured), VRDN (a)(b)	15,000,000	15,000,000
Miami-Dade County School District TAN 3.5% 6/27/02	10,000,000	10,044,308
Ocean Hwy. & Port Auth. Rev. Series 1990, 1.65%, LOC ABN-AMRO Bank NV, VRDN (a)(b)	1,000,000	1,000,000
Okeechobee County Solid Waste Rev. (Chambers Waste Sys. Proj.) Series 1992, 1.65%, LOC J.P. Morgan Chase Bank, VRDN (a)(b)	5,350,000	5,350,000
Orange County Hsg. Fin. Auth. Homeowner Rev. Bonds Series 2001 A2, 2.5% 3/1/02 (b)	4,250,000	4,250,000
Orange County Hsg. Fin. Auth. Multi-family Rev.:
(Glenn Millenia Proj.) Series 2001 C, 1.6%, LOC Key Bank Nat'l. Assoc., VRDN (a)(b)	3,355,000	3,355,000
(Osprey Ridge Apts. Proj.) Series 2000 H, 1.6%, LOC Fannie Mae, VRDN (a)(b)	5,200,000	5,200,000
Orange County Indl. Dev. Auth. Indl. Dev. Rev. (Advanced Drainage Sys., Inc. Proj.) 1.8%, LOC Nat'l. City Bank, VRDN (a)(b)	4,310,000	4,310,000
Pasco County Hsg. Fin. Auth. Multi-family Hsg. Rev. (Carlton Arms of Magnolia Valley Proj.) Series 1985, 1.825%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)	2,415,000	2,415,000
Pasco County Indl. Dev. Rev.:
(Academy Lakes Day School Proj.) 1.65%, LOC Bank of America NA, VRDN (a)	2,300,000	2,300,000
(Pacific Med., Inc. Proj.) Series 1999, 1.75%, LOC Bank of America NA, VRDN (a)(b)	3,200,000	3,200,000
Pinellas County Hsg. Fin. Auth. Single Family Hsg. Rev.:
Bonds Series B2, 2.75% 2/1/02 (Trinity Fdg. Guaranteed) (b)	5,300,000	5,300,000
Participating VRDN Series PT 352, 1.64% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(b)(c)	4,160,000	4,160,000
Pinellas County Indl. Council Indl. Dev. Rev. (Hunter Douglas, Inc. Proj.) 1.65%, LOC ABN-AMRO Bank NV, VRDN (a)(b)	2,100,000	2,100,000
Polk County Indl. Dev. Auth. Indl. Dev. Rev. (Farmland Hydro LP Proj.) 1.7%, LOC RaboBank Nederland Coop. Central, VRDN (a)(b)	10,000,000	10,000,000
Putnam County Dev. Auth. Poll. Cont. Rev.:
Bonds (Seminole Elec. Coop., Inc. Proj.) Series 1984 H3, 2.4%, tender 3/15/02 (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed) (a)	5,000,000	5,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Florida - continued
Putnam County Dev. Auth. Poll. Cont. Rev.: - continued
(Seminole Elec. Coop., Inc. Proj.) Series 1984 S, 1.85% (Nat'l. Rural Utils. Coop. Fin. Corp. Guaranteed), VRDN (a)	$ 1,600,000	$ 1,600,000
Saint Petersburg Cap. Impt. Rev. (Arpt. Proj.) Series 1997 C, 1.65%, LOC Suntrust Bank, VRDN (a)(b)	1,095,000	1,095,000
Sarasota County Pub. Hosp. District Hosp. Rev. Bonds (Sarasota Memorial Hosp. Proj.):
Series 1996 A, 2.45% tender 1/14/02, CP mode	5,400,000	5,400,000
Series A, 2.6% tender 1/15/02, CP mode	5,500,000	5,500,000
Seminole County School District TAN 3.25% 8/14/02	3,000,000	3,022,992
Sumter County Indl. Auth. Rev. (Villages Tri-County Med. Ctr. Proj.) Series 2001, 1.8%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	4,131,000	4,131,000
Sunshine State Govt. Fing. Commission Rev.:
Series A, 2.1% 12/12/01 (FGIC Insured) (AMBAC Insured), CP	4,800,000	4,800,000
Series C, 2.15% 12/12/01 (FGIC Insured), CP (b)	4,800,000	4,800,000
1.7% 1/18/02 (FGIC Insured), CP (b)	5,000,000	5,000,000
2.4% 1/17/02 (FGIC Insured), CP (b)	5,000,000	5,000,000
Tamarac Indl. Dev. Rev. (Fazio Hldgs. LP Proj.) Series 2000, 1.7%, LOC First Union Nat'l. Bank, North Carolina, VRDN (a)(b)	6,160,000	6,160,000
Tampa Bay Wtr. Util. Sys. Rev. Participating VRDN Series MSDW 98 112, 1.57% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(c)	4,885,000	4,885,000
Volusia County School District Bonds 3.5% 8/1/02 (FGIC Insured)	5,300,000	5,329,024
		493,081,020
Georgia - 0.9%
Clayton County Dev. Auth. Spl. Facilities Rev. (Delta Airlines, Inc. Proj.) Series 2000 C, 1.6%, LOC Commerzbank AG, VRDN (a)(b)	4,900,000	4,900,000
Illinois - 0.9%
Illinois Dev. Fin. Auth. Envir. Facilities Rev. Bonds (Citizens Communications Co. Proj.) Series 1997, 2.8% tender 12/14/01, CP mode (b)	4,800,000	4,800,000
Kentucky - 0.7%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 1997 A, 2.5% tender 12/3/01, CP mode (b)	4,000,000	4,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Louisiana - 0.7%
West Baton Rouge Parish Indl. District #3 Rev. (Dow Chemical Co. Proj.) Series 1995, 1.8%, VRDN (a)(b)	$ 4,200,000	$ 4,200,000
Michigan - 0.2%
Michigan Strategic Fund Poll. Cont. Rev. (Gen. Motors Corp. Proj.) Series 1988 A, 2.4%, VRDN (a)	930,000	930,000
New Hampshire - 0.6%
New Hampshire Hsg. Fin. Auth. Single Family Rev. Participating VRDN Series Merlots 01 A82, 1.72% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(b)(c)	3,300,000	3,300,000
New York & New Jersey - 0.3%
Port Auth. New York & New Jersey Spl. Oblig. Rev. Series 6, 1.75%, VRDN (a)(b)	1,700,000	1,700,000
TOTAL INVESTMENT PORTFOLIO - 94.9%		527,811,079
NET OTHER ASSETS - 5.1%		28,484,370
NET ASSETS - 100%		$ 556,295,449
Total Cost for Income Tax Purposes $ 527,811,079
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TAN - TAX ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Bonds Series PA 535, 2.8%, tender 1/24/02 (Liquidity Facility Merrill Lynch & Co., Inc.)	7/11/01	$ 4,800,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,800,000 or 0.9% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value - See accompanying schedule		$ 527,811,079
Cash		17,139,848
Receivable for fund shares sold		20,825,369
Interest receivable		2,501,838
Other receivables		17,288
Total assets		568,295,422
Liabilities
Payable for investments purchased	$ 10,025,452
Payable for fund shares redeemed	1,740,557
Distributions payable	27,069
Accrued management fee	205,796
Other payables and accrued expenses	1,099
Total liabilities		11,999,973
Net Assets		$ 556,295,449
Net Assets consist of:
Paid in capital		$ 556,293,315
Accumulated net realized gain (loss) on investments		2,134
Net Assets, for 556,293,315 shares outstanding		$ 556,295,449
Net Asset Value, offering price and redemption price per share ($556,295,449 ÷ 556,293,315 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2001
Investment Income Interest		$ 18,686,067
Expenses
Management fee	$ 2,905,517
Non-interested trustees' compensation	2,112
Total expenses before reductions	2,907,629
Expense reductions	(278,220)	2,629,409
Net investment income		16,056,658
Net Realized Gain (Loss) on Investments		50,857
Net increase (decrease) in net assets resulting from operations		$ 16,107,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Florida Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 16,056,658	$ 20,342,635
Net realized gain (loss)	50,857	(30,373)
Net increase (decrease) in net assets resulting from operations	16,107,515	20,312,262
Distributions to shareholders from net investment income	(16,056,658)	(20,342,635)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,332,567,015	1,229,490,670
Reinvestment of distributions from net investment income	14,094,216	17,952,285
Cost of shares redeemed	(1,289,280,530)	(1,208,853,434)
Net increase (decrease) in net assets and shares resulting from share transactions	57,380,701	38,589,521
Total increase (decrease) in net assets	57,431,558	38,559,148
Net Assets
Beginning of period	498,863,891	460,304,743
End of period	$ 556,295,449	$ 498,863,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.027	.037	.028	.031	.032
Less Distributions
From net investment income	(.027)	(.037)	(.028)	(.031)	(.032)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	2.69%	3.75%	2.85%	3.17%	3.29%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.45%	.48%	.46%	.48%	.49%
Net investment income	2.77%	3.66%	2.81%	3.13%	3.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 556,295	$ 498,864	$ 460,305	$ 452,878	$ 421,406

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Fidelity Florida Municipal Money Market Fund (the money market fund) (formerly Spartan Florida Municipal Money Market Fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Florida. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium, is accrued as earned. For the money market fund, interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the income fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee.

Income Fund. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Income Fund - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Money Market Fund. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,854 for the period. Effective October 31, 2001, these fees were eliminated.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The income fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Spartan Florida Municipal Income Fund	$ 13,741
Fidelity Florida Municipal Money Market Fund	$ 469,136

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Money Market Insurance. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. FMR has borne the cost of the fund's premium payable to FIDFUNDS. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

5. Expense Reductions.

Through arrangements with the income fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Florida Municipal Income Fund	$ 7,623	$ 315,887	$ 115,066

In addition, through an arrangement with Fidelity Florida Municipal Money Market Fund's custodian and transfer agent, $278,220 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust ll and the Shareholders of Spartan Florida Municipal Income Fund and Fidelity Florida Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Florida Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Florida Municipal Money Market Fund (formerly Spartan Florida Municipal Money Market Fund) (a fund of Fidelity Court Street Trust II) at November 30, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust and Fidelity Court Street Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 9, 2002

Annual Report

Distributions

During fiscal year ended 2001, 100% of the income and money market funds' income dividends was free from federal income tax, and 16.91% and 46.07%, respectively of the funds' income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

David L. Murphy, Vice President

Stanley N. Griffith, Assistant
Vice President

Christine J. Thompson, Vice President -
Income Fund

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

* Independent trustees

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
 and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFC-ANN-0102 152990
1.539163.104